                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [x] Definitive proxy statement

    [x] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         Ambassador Apartments, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

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





                              77 WEST WACKER DRIVE
                                   SUITE 4040
                            CHICAGO, ILLINOIS  60601




Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Ambassador Apartments, Inc., which will be held at the Union League Club of Chicago, 65 West Jackson Boulevard, fifth floor, Chicago, Illinois on Thursday, May 15, 1997, at 12:00 noon (local time).

        At the Annual Meeting, stockholders will be asked to elect a total of four directors, three of whom will be elected by the holders of the Common Stock and the Class A Preferred Stock voting together as single class (two for three-year terms and one for a one-year term) and one of whom will be elected by the holders of the Class A Preferred Stock (for a three-year term). The stockholders will also be asked to approve an amendment to the Company's 1994 Stock Incentive Plan, to approve the Company's 1996 Stock Incentive Plan and to approve the Company's 1997 Stock Incentive Plan. Information about the nominees and the additional proposals is contained in the attached Proxy Statement.

        The Company's management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS MOST IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card which will indicate your vote on the election of directors, approval of the amendment to the 1994 Stock Incentive Plan, approval of the 1996 Stock Incentive Plan and approval of the 1997 Stock Incentive Plan. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

        I sincerely hope you will be able to attend the Annual Meeting and look forward to seeing you on May 15, 1997.

                                         Sincerely,


                                         /s/ David M. Glickman
                                         -----------------------
                                         David M. Glickman
                                         Chief Executive Officer

April 21, 1997

                          AMBASSADOR APARTMENTS, INC.
                              77 WEST WACKER DRIVE
                                   SUITE 4040
                            CHICAGO, ILLINOIS  60601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              MAY 15, 1997

        The Annual Meeting of Stockholders of Ambassador Apartments, Inc. (the "Company") will be held on Thursday, May 15, 1997, at 12:00 noon (local time) at the Union League Club of Chicago, 65 West Jackson Boulevard, fifth floor, Chicago, Illinois for the following purposes:

 (1) To elect a total of four directors, three of whom will be elected by the holders of the Common Stock and the Class A Preferred Stock voting together as a single class (two for three-year terms and one for a one-year term) and one of whom will be elected by the holders of the Class A Preferred Stock (for a three-year term).
 (2) To approve an amendment to the 1994 Stock Incentive Plan.
 (3) To approve the 1996 Stock Incentive Plan.
 (4) To approve the 1997 Stock Incentive Plan.
 (5) To transact such other business as may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on March 31, 1997, will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.

        Because two classes of stock of the Company are outstanding, a separate form of proxy has been prepared with respect to each class of stock: a white proxy which relates to the Company's Common Stock and a blue proxy which relates to the Company's Class A Preferred Stock. Stockholders who own of record shares of only one class of stock are being furnished only with the proxy relating to that class. Stockholders who own of record shares of both classes of stock are being furnished with both proxies (in separate mailings, each of which also includes a copy of this notice and proxy statement). Please sign, date and mail the enclosed proxy promptly in the enclosed envelope, so that your shares of stock may be represented at the Annual Meeting. Stockholders who receive both proxies must complete, sign and return both proxies in order for the shares of both classes to be voted by proxy.

                                        By Order of the Board of Directors,


                                        /s/ Thomas J. Coorsh
                                        --------------------
                                        Thomas J. Coorsh
                                        Secretary


April 21, 1997
Chicago, Illinois

                          AMBASSADOR APARTMENTS, INC.
                              77 WEST WACKER DRIVE
                                   SUITE 4040
                            CHICAGO, ILLINOIS  60601
                            -------------------------

                                PROXY STATEMENT
                                ---------------

                                    GENERAL

        This Proxy Statement is furnished to the stockholders of Ambassador Apartments, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on Thursday, May 15, 1997, at 12:00 noon (local time) and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Union League Club of Chicago, 65 West Jackson Boulevard, fifth floor, Chicago, Illinois.

        This solicitation is being made on behalf of the Board of Directors of the Company, whose principal executive offices are located at 77 West Wacker Drive, Suite 4040, Chicago, Illinois 60601, telephone (312) 917-1600. This Proxy Statement, the applicable proxy card, the Notice of Annual Meeting of Stockholders and the Company's 1996 Annual Report were first mailed to stockholders on or about April 21, 1997.

        The shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and the Company's Class A Senior Cumulative Convertible Preferred Stock, par value $.01 per share (the "Class A Preferred Stock") represented by a proxy in the form enclosed with this Proxy Statement, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the stockholder will be voted in the election of directors in favor of the persons named in the following tables as nominees for election by such classes of stock (all of whom are now serving as directors) and in favor of the other proposals listed in this Proxy Statement and on the applicable proxy.

        Any proxy given by a stockholder may be revoked at any time before its exercise by sending a subsequently dated proxy or by giving written notice of revocation to the Company, in each case, to Thomas J. Coorsh, Secretary, at the address set forth above. Stockholders who attend the Annual Meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

        Stockholders of record at the close of business on March 31, 1997, are entitled to notice of and to vote at the Annual Meeting. On March 31, 1997, there were 9,176,180 shares of Common Stock and 1,351,351 shares of Class A Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share (9,176,180 votes in the aggregate) and each share of Class A Preferred Stock is entitled to approximately 0.926 votes per share (1,251,251 votes in the aggregate) with respect to the election of the three Common Directors (as defined below), the approval of the amendment to the 1994 Stock Incentive Plan, the approval of the 1996 Stock Incentive Plan, the approval of the 1997 Stock Incentive Plan and each other matter which may properly come before the Annual Meeting or any adjournment thereof. In addition, each share of Class A Preferred Stock is entitled to one vote per share (1,351,351 votes in the aggregate) with respect to the election of the Class A Director (as defined below). The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock and Class A Preferred Stock entitled to cast at least a majority of the votes which such shares are entitled to vote at the Annual Meeting on matters other than the election of the Class A Director is required in order to establish a quorum of the purpose of considering such matters, and the presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the Class A Preferred Stock is required in order to establish a quorum for the purpose of electing the Class A Director.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

        The Board of Directors (the "Board") currently consists of eight members who are divided into three classes generally serving staggered three-year terms. One class consists of three directors whose current term expires in 1997 (all of whom will be nominated for an additional three- year term for election at the Annual Meeting), one class consists of two directors whose term expires in 1998 (one of whom was appointed by the Board to fill a vacancy and who must be elected for a one-year term at the Annual Meeting to remain a director) and one class consists of three directors whose term expires in 1999.

        Four directors are to be elected at the Annual Meeting, three of whom will be elected by the holders of the Common Stock and the Class A Preferred Stock voting together as a single class (the "Common Directors") and one of whom will be elected by the holders of the Class A Preferred Stock (the "Class A Director"). Two of the Common Directors and the Class A Director will be elected for three-year terms, and one of the Common Directors will be elected for a one-year term, in each case, serving until their respective successors are elected and qualified. The Company's Articles of Incorporation provide that so long as Five Arrows Realty Securities L.L.C. ("Five Arrows") or an affiliate or successor is the holder of at least 675,675 shares of Class A Preferred Stock or an amount of Class A Preferred Stock which if converted into Common Stock would exceed 5% of the Common Stock on a fully diluted basis, the holders of the Class A Preferred Stock shall have the special right, voting separately as a single class, to elect one director or two directors if certain dividend or earnings levels are not met. As of the record date, Five Arrows owned more than 675,675 shares of Class A Preferred Stock and such dividend and earnings levels have been satisfied, and thus the holders of the Class A Preferred Stock are entitled, voting separately as a single class, to elect one Class A Director. The remainder of the directors are to be elected by the holders of the Common Stock and the Class A Preferred Stock voting together as a single class.

        The election of the Common Directors will require the affirmative vote of the holders of a plurality of the Common Stock and the Class A Preferred Stock, voting together as a single class, whose holders are present in person or represented by proxy, and the election of the Class A Director will require the affirmative vote of the holders of a plurality of the Class A Preferred Stock present in person or represented by proxy. Except to the extent that stockholders voting in a particular class indicate otherwise on their proxies solicited by the Board relating to such class, the holders of such proxies intend to vote such proxies in the election of directors for the persons named in the following tables as nominees for election by such class, provided that if any of the nominees for election by such class shall be unable or if a nominee should decide not to be a candidate for election as a director at the Annual Meeting, the proxies solicited will be voted in favor of the remaining nominees listed in the tables below and may be voted for a substitute nominee in accordance with the best judgment of the person acting under such proxies. The Board does not know of any reason why any of the listed nominees would fail to be a candidate at the Annual Meeting and accordingly does not have any substitute nominees. The information below concerning each nominee and director has been furnished to the Company by such nominee or director.

        The information below sets forth, as of April 7, 1997, (i) each nominee for election and (ii) each director not standing for re-election this year, in each case including such nominee/director's name, business experience during the past five years, other directorships held, age, the year such nominee/director was first elected a director of the Company and the year such nominee/director's term expires or would expire if elected at the Annual Meeting as described in this Proxy Statement.

               NOMINEES FOR ELECTION FOR A THREE-YEAR TERM BY THE
                  HOLDERS OF THE COMMON STOCK AND THE CLASS A
               PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS
                               (COMMON DIRECTORS)




                                                                                                 Year First
                                                                                                 Elected a         Term
                                                                                    Age          Director         Expires
Name of Nominee          Business Experience
NORMAN R. BOBINS         Director of the Company since August 1994.                  54            1994           2000
                         Mr. Bobins has served as President
                         and Chief Executive Officer of LaSalle
                         National Bank since April 1, 1991.  From
                         1983 to 1990, Mr. Bobins was President of
                         Exchange Bankcorp, Inc.  During that
                         time, he was also Vice Chairman of Exchange
                         National Bank, at which he was a
                         Senior Executive Vice President from
                         1981 to 1983.  Mr. Bobins is a director of
                         LaSalle National Corporation, LaSalle National
                         Trust, N.A., Transco, Inc. and
                         Midwestern University, is a trustee of DePaul
                         University and is on the Illinois
                         Economic Development Board.


MICHAEL W. RESCHKE       Director of the Company since August 1994 and               41            1994           2000
                         the Chairman of the Board of Directors of the
                         Company from August 1994 to March 1995.  Mr. Reschke
                         founded The Prime Group, Inc. ("Prime Group") in 1981
                         and, since that time, has served as its Chairman of
                         the Board and Chief Executive Officer.  Mr. Reschke also
                         is the Chairman of Prime Group's Executive Committee
                         and is Chairman of the Board of Prime Retail, Inc.,
                         a real estate investment trust that develops and owns
                         factory outlet malls.  Mr. Reschke is a licensed attorney
                         in the State of Illinois and is a Certified Public Accountant.


                                                 3

                NOMINEE FOR ELECTION FOR A ONE-YEAR TERM BY THE
                  HOLDERS OF THE COMMON STOCK AND THE CLASS A
               PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS
                               (COMMON DIRECTOR)





                                                                                   Year First
                                                                                    Elected a      Term
Name of Nominee               Business Experience                       Age         Director      Expires
---------------               -------------------                       ---         --------      -------
DEBRA A. CAFARO       Director and President of the Company since       39           1997         1998
                      April 1997, appointed to fill the vacancy
                      created by the resignation of Richard F.
                      Cavenaugh.  Ms. Cafaro was an initial
                      member of the Chicago law firm of
                      Barack Ferrazzano Kirschbaum Perlman
                      and Nagelberg, becoming a partner in 1987,
                      where her areas of concentration
                      were finance (including tax-exempt debt)
                      and real estate.  Ms. Cafaro is
                      admitted to the Bar in Illinois and
                      Pennsylvania.  She is a member of NAREIT
                      and both the American and Chicago Bar
                      Associations.




                 NOMINEE FOR ELECTION FOR A THREE-YEAR TERM BY
                   THE HOLDERS OF THE CLASS A PREFERRED STOCK
                               (CLASS A DIRECTOR)




                                                                                    Year First
                                                                                    Elected a        Term
Name of Nominee          Business Experience                            Age          Director       Expires
---------------          -------------------                            ---         ---------       -------
                                                                        33            1996           2000
MATTHEW W.        Director of the Company since August 1996.
 KAPLAN           Appointed to fill the vacancy created by
                  the issuance of the Class A Preferred Stock.
                  Since 1992, Mr. Kaplan has been employed as
                  a Senior Vice President of Rothschild Realty,
                  Inc. ("Rothschild Realty") where he is responsible
                  for its securities investment activities.
                  Mr. Kaplan is also a manager of Rothschild Realty
                  Investors II L.L.C. ("Rothschild Investors"),
                  the sole managing member of Five Arrows.  From
                  1990 to 1992, Mr. Kaplan served in the Corporate
                  Finance Department of Rothschild Realty's affiliate
                  Rothschild, Inc.  From 1988 until 1990, Mr.
                  Kaplan was a management consultant with Touche
                  Ross & Co.





THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE.

                     MEMBERS OF THE BOARD OF DIRECTORS NOT
                       STANDING FOR RE-ELECTION THIS YEAR

                                                                                      Year First
                                                                                       Elected a            Term
                                                                             Age       Director            Expires
Name of Director           Business Experience
----------------           -------------------                               ---       --------            -----
                                                                             45         1994               1999
David M. Glickman     Chairman of the Board since
                      March 1995 and Chief
                      Executive Officer and
                      Director of the Company since
                      August 1994.  From May 1992
                      to August 1994, Mr. Glickman
                      served as Executive Vice
                      President of Prime Group and
                      was a member of Prime Group's
                      Executive Committee.  For more
                      than 20 years prior to joining
                      Prime Group, Mr. Glickman was
                      employed by Heitman Financial
                      Ltd., and from 1983 to 1992 served
                      as President and as a director
                      of Heitman Advisory Corporation,
                      a registered investment advisor
                      specializing in real estate asset
                      management on behalf of tax-exempt
                      and other institutional investors


David B. Heller       Director of the Company since August                   64         1994               1999
                      1994.  Mr. Heller has served as President
                      and as a director of Advisory Research,
                      Inc., an investment advisory firm, since
                      1973.  Mr. Heller is a director of Land's
                      End, Inc. and was a Governor of the Midwest
                      Stock Exchange and the Chicago Board of the
                      Central Market Advisory Committee to the
                      Securities and Exchange Commission.

Richard F. Levy       Director of the Company since August                   66         1994              1999
                      1994.  Mr. Levy's professional corporation
                      was, until May 1996, a partner in the law
                      firm of Kirkland & Ellis, Chicago, Illinois.
                      In May 1996, Mr. Levy's professional
                      corporation became a partner in the law firm
                      of Altheimer & Gray, Chicago, Illinois.  Mr.
                      Levy is a director of Amalgamated Investments
                      Company, the parent of Amalgamated Bank of
                      Chicago.



                                                                             Year First
                                                                             Elected a            Term
Name of Director           Business Experience                Age            Director            Expires
----------------           -------------------                ---            ---------           -------
Jane R. Patterson      Director of the Company since           38              1994               1998
                       August 1994.  Ms. Patterson has
                       been Executive Director of the
                       Illinois State Board of Investment
                       since 1991.  Ms. Patterson was
                       Director of Corporate Finance and
                       Director of Investments of Sara
                       Lee Corporation from 1991 and 1988,
                       respectively, until 1991.  From
                       1987 to 1988, Ms. Patterson was
                       Director of Pensions and Investments
                       at CBS Records, Inc. and from 1985 to
                       1987 was Manager of Investment
                       Administration and then Director of
                       Equity Planning at CBS, Inc.



DIRECTORS' COMPENSATION

         Common Directors who are not employees of the Company receive cash or, at the director's election, pursuant to the Company's deferred compensation plan (as described below) a deferred amount equal to an annual fee of $10,000, plus a fee of $2,500 for each meeting of the Board attended in person, a fee of $500 for each committee meeting attended in person, and out-of-pocket expenses for each Board or committee meeting attended in person. The deferred compensation plan for non-employee directors of the Company funds, for bookkeeping purposes only, amounts otherwise payable as cash compensation into a deferred compensation cash account ("Cash Account") through which directors can purchase shares of the Company's Common Stock in their deferred compensation stock account ("Stock Account"). The directors may purchase shares in the Stock Account on the 10th calendar day following each calendar quarter at the current market price of the Company's Common Stock on that date. The Stock Account is increased for any dividends deemed to be paid on the stock in the same manner as dividends are paid on the Company's Common Stock. The foregoing accounts are for bookkeeping purposes only and do not represent actual cash or shares of the Company's Common Stock. All distributions from the deferred compensation plan are made in cash at the expiration of the director's term or other such date as the director may request. Two of the non-employee directors (Mr. Heller and Mr. Levy) are participants in the deferred compensation plan for non-employee directors.

         Pursuant to the Company's 1994 Stock Incentive Plan, each non-employee director (other than Mr. Reschke and Mr. Kaplan) received an option to acquire up to 7,500 shares of Common Stock upon his or her initial election to the Board. Mr. Reschke received an option to acquire 90,000 shares of Common Stock upon his election to the Board. All of these options are exercisable at a price of $16.00 per share, vest in installments at a rate of 33-1/3% per year over the three-year period commencing August 31, 1995 (33-1/3% on August 31, 1995 and 1/12 of 33- 1/3% monthly thereafter), and have a term of ten years. See "Compensation of Executive Officers -- Stock Incentive Plans."

         On December 19, 1996, pursuant to the 1996 Stock Incentive Plan, the Plan Committee awarded each non-employee director (other than Mr. Kaplan), subject to stockholder approval of such plan, an option to acquire up to 7,500 shares of Common Stock. All of these options are exercisable at a price of $22.00 per share, vest in equal installments at a rate of 25% per year over the four-year period commencing December 19, 1996 (1/48 monthly), and have a term of ten years.

BOARD OF DIRECTORS MEETINGS

         In 1996, the Board of Directors held 10 special meetings to approve acquisitions and financings and 6 regular meetings. During 1996, each director attended at least 75% of all meetings of the Board and of each committee of which such director is a member.

BOARD COMMITTEES

         In accordance with the By-Laws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee, a Compensation and Benefits Committee, a Nominating Committee and a Plan Committee. No member of these committees, other than the Executive Committee, is an employee of the Company.

         The EXECUTIVE COMMITTEE is currently composed of Messrs. Glickman, Heller and Kaplan. The function of the Executive Committee is to exercise all the powers and authority of the Board. However, no action may be taken by the Executive Committee unless it unanimously certifies, concurrently with the taking of such action, that in its opinion an emergency exists that makes it impossible or impracticable to submit to the entire Board the issue requiring such action. The Executive Committee did not meet in 1996.

         The AUDIT COMMITTEE is currently composed of Ms. Patterson, Mr. Kaplan and Mr. Reschke. The functions of the Audit Committee are to recommend to the Board the independent public accountants to be engaged by the Company; to review with the independent public accountants the plans and results of the audit engagement; to approve professional services provided by the independent public accountants and review their independence; and to consider the range of audit and non-audit fees and review any recommendations made by the Company's auditors regarding the Company's accounting methods and the adequacy of its systems of internal control. No member of the Audit Committee is an employee of the Company. The Audit Committee met once in 1996.

         The COMPENSATION AND BENEFITS COMMITTEE is currently composed of Messrs. Bobins, Kaplan and Levy. The functions of the Compensation and Benefits Committee are to make recommendations to the Board with respect to compensation of executive officers of the Company, to administer the Company's bonus plans and to make recommendations to the Board with respect to the Company's compensation policies. No member of the Compensation and Benefits Committee is an employee of the Company. The Compensation and Benefits Committee met twice in 1996.

         The NOMINATING COMMITTEE is currently composed of Messrs. Heller, Kaplan, Reschke and Ms. Patterson. The function of the Nominating Committee is to nominate persons for election to the Board. The Nominating Committee will consider nominees recommended by stockholders but has not established any procedure heretofore. No member of the Nominating Committee is an employee of the Company. The Nominating Committee met once during 1996.

         THE PLAN COMMITTEE is currently composed of Ms. Patterson, Mr. Bobins and Mr. Kaplan. The function of the Plan Committee is to administer the Company's stock incentive plans. No member of the Plan Committee is an employee of the Company. The Plan Committee met once in 1996.

                   COMPENSATION AND BENEFITS COMMITTEE REPORT

         The Compensation and Benefits Committee of the Board (the "Committee") consists of three directors, Messrs. Bobins, Kaplan and Levy, who are not employees of the Company. The Committee reviews and makes recommendations to the Board regarding the Company's compensation policies, including the compensation of the Company's executive officers, and administers the Company's employee benefit and incentive compensation plans other than the Stock Incentive Plans, which are administered by the Plan Committee consisting of Mr. Bobins, Mr. Kaplan and Ms. Patterson. The Committee has general review authority over compensation levels of all corporate officers and key management personnel and also considers and recommends new benefit programs from time to time. However, the Board has the sole authority to set officers' compensation and to adopt new benefit plans.

         This Report describes the principal elements of the Company's compensation policies and practices as administered by the Committee and reviews the factors that affected the annual and long-term compensation of the Company's executive officers, including Mr. Glickman as chief executive officer, during 1996. The Report also describes certain compensation-related matters that were reviewed by the Committee and acted on by the Board after 1996 but before this Report was prepared.

OVERALL POLICY

         The key elements of the Company's executive compensation program consist of base salary, bonuses and long-term incentive opportunities, including stock options. The program is intended to enable the Company to attract, motivate and retain senior management by providing a fully competitive total compensation package based on both individual and corporate performance, taking into account both annual and long-term performance goals, and recognizing individual initiative and achievements. It includes what the Committee believes are competitive base salaries which reflect individual performance; annual variable performance incentive opportunities payable in cash; and a program contingent on the Company's long-term performance. The Committee believes that stock ownership by management and stock-based performance compensation arrangements aid in aligning management's and stockholders' interests and in enhancing stockholder value. Accordingly, these elements play an important role in the total compensation packages for the Company's executive officers.

         The compensation policy of the Company is that a portion of the annual compensation of each officer relates to and must be contingent upon the performance of the Company, as well as the individual contribution by each officer. As a result, a portion of an executive officer's annual compensation is variable according to corporate and individual performance.

ANNUAL COMPENSATION PROGRAM

         Annual total cash compensation for senior management consists of base salary and bonuses.

         Base salaries for the Named Executives who were employed by the Company at the beginning of 1996, including Mr. Glickman, were determined initially in accordance with the compensation levels set forth in the Company's prospectus dated August 24, 1994 ("Prospectus"), issued in connection with the Company's initial public offering (the "Offering"), and as reflected in the employment agreements the Company had with each such officer. See "Executive Employment Agreements" in this Report below and "Compensation of Executive Officers -- Employment Agreements" elsewhere in this Proxy Statement.

         Mr. Coorsh joined the Company as Senior Vice President in June 1996 and the Company has recently hired Ms. Cafaro as its President. The base salaries for these individuals were determined on the basis of the responsibilities of their respective positions for which they were hired, the nature and extent of their previous business experience and the competitive nature of the marketplace for executive talent in the real estate industry.
The Committee anticipates that similar factors would be considered with respect to the employment of other executives in the future.

         Salary adjustments have been and may in the future be determined by evaluating the performance of the Company and of each executive officer, and have and will also take into account changing responsibilities of particular individuals. The Committee considers non-financial performance measures, including, where appropriate, such elements as contribution to corporate goals regarding employee morale and team-building, efficient use of corporate resources, public opinion/corporate image, employee retention and leadership development, and successful tenant and vendor relations. Based on the foregoing, Mr. Peterson's base salary was increased from $125,000 per year to $140,000 per year in January 1996. In addition, in January 1997, the Company increased the annual base salaries for Mr. Glickman from $200,000 to $250,000, for Mr. Peterson from $140,000 to $150,000 and for Mr. Coorsh from $130,000 to $140,000.

         The performance element of annual compensation for the Company's senior management is provided through bonuses. See "Compensation of Executive Officers -- Bonuses." The amount of any such bonus is based in part on the performance of the Company and of the executive officer, including the non-financial performance measures discussed above. During 1996, the Company paid bonuses of $150,000 to Mr. Glickman, $75,000 to Mr. Cavenaugh and $50,000 to Mr. Peterson. In January 1997, the Company paid bonuses of $200,000 to Mr. Glickman, $100,000 to Mr. Peterson and $30,000 to Mr. Coorsh.

LONG-TERM INCENTIVE PROGRAM

         The long-term incentive program for senior management consists of options granted under the 1994 Stock Incentive Plan (the "1994 Stock Incentive Plan"), as amended, the 1996 Stock Incentive Plan (the "1996 Stock Incentive Plan") and the 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan").
The 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan are referred to collectively in this Report and elsewhere in
this Proxy Statement as the "Stock Incentive Plans."   All of the senior
executive officers and all other employees are entitled to participate in the Stock Incentive Plans, which are described elsewhere in this Proxy Statement. See "Summary of the Stock Incentive Plans."

         During 1996, the Committee reviewed the availability of shares for the grant of options under the 1994 Stock Incentive Plan and determined that there were insufficient shares available to meet the Company's goals of providing significant stock-based incentives to senior management. Indeed, due to insufficient availability of shares, the Board granted 44,000 stock options under the 1994 Stock Incentive Plan, subject to stockholder approval of an amendment to increase the shares available under that Plan. Accordingly, the Committee recommended adoption of the 1996 Stock Option Plan. As originally proposed to and approved by the Board, the 1996 Stock Incentive Plan would have provided for the issuance of up to 200,000 options, subject to stockholder approval of such Plan; this number was increased to 250,000 in March 1997 in connection with the Committee's ongoing review of the sufficiency of available stock options. In addition, in March 1997, the Committee recommended and the Board approved, subject to stockholder approval, the 1997 Stock Incentive Plan, which provides for the grant of options with respect to up to 1,600,000 shares of Common Stock.

         In making the foregoing recommendations, the Committee reviewed and considered the compensation environment in the real estate industry, including the compensation arrangements and the amount of stock options as a percent of total capital authorized at certain other real estate investment trusts. The companies used for this comparison purpose were not the same as those constituting the industry group index used for the Comparison of Cumulative Total Returns set forth elsewhere in this Proxy Statement.

EXECUTIVE EMPLOYMENT AGREEMENTS

         In April 1997, the Company entered into new employment agreements with Mr. Glickman, Mr. Peterson and Mr. Coorsh which replace existing agreements.
In addition, the Company entered into an employment agreement with Ms. Cafaro in connection with her recent employment by the Company. These employment agreements establish employment terms expiring December 31, 1999, and provide, among other things, for payments to be made to the executives in the event of a change of control of the Company. The employment agreements are described elsewhere in this Proxy Statement. See "Compensation of Executive Officers -- Employment Agreements."

         The Committee reviewed the terms of the executive employment agreements and recommended them to the Board of Directors. In that regard, the Committee reviewed and considered the compensation environment for executives in the real estate industry and placed considerable emphasis on the desire to retain the current senior executives during a time of uncertainty that could occur during a change in control of the Company. The Committee considered the impact of provisions of the Internal Revenue Code that limit the Company's ability to deduct certain compensation payments for federal income tax purposes unless certain conditions are met. In general, the Committee sought to develop employment terms which result in the full deductibility of compensation payments that the Company makes. However, particularly in the event of a change in control, it is possible that some portion of the compensation paid to executives under the employment agreements would not be deductible. The Committee took into consideration that the Company, as a real estate investment trust, is allowed a deduction for dividends paid to stockholders, which enables the Company to avoid paying income taxes, although a disallowance of the Company's compensation deductions would increase the amount of the Company's "earnings and profits," and hence would increase the amount of distributions to stockholders that are treated as taxable dividends (as opposed to a return of capital) for federal income tax purposes.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Levy practices law through a professional corporation which, until May 1996, was a partner in the law firm of Kirkland & Ellis. Kirkland & Ellis has in the past and is expected in the future to render legal services to the Company. In May 1996, Mr. Levy's professional corporation became a partner in the law firm of Altheimer & Gray. Altheimer & Gray has in the past and is expected in the future to render legal services to the Company. Matthew W. Kaplan is a Senior Vice President of Rothschild Realty and a Manager of Rothschild Investors, the sole managing member of Five Arrows. Mr. Reschke served as a member of the Committee during 1996. Mr. Reschke currently is a member of the Board of Directors and the principal equity owner of Prime Group (one of the Company's largest stockholders assuming exchange for Common Stock of all Common Units held by Prime Group and its affiliates) and served as Chairman of the Board of the Company from August 1994 until March 1995. See "Certain Transactions."

                                      Respectfully submitted,


                                      Richard F. Levy, Chairman
                                      Norman R. Bobins
                                      Matthew W. Kaplan

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the fiscal years ended December 31, 1996 and 1995, and the period from inception (August 1994) to December 31, 1994, to Mr. Glickman, the Company's Chief Executive Officer, and the Company's other executive officers (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION               LONG-TERM COMPENSATION AWARDS
                                             -------------------          ------------------------------------

                                                                            AWARDS                 PAYOUTS
                                                                          -----------              -----------



                                                         OTHER        RESTRICTED   SECURITIES                ALL OTHER
                                                         ANNUAL       STOCK        UNDERLYING       LTIP     COMPEN-
 NAME AND                             SALARY     BONUS   COMPENSA-    AWARDS       OPTIONS/SARS (#) PAYOUTS  SATION
 PRINCIPAL POSITION          YEAR     $(1)       ($)     TION ($)(2)  ($)                           ($)      ($)
 David M. Glickman           1996     200,000  150,000     --           --           80,000(3)        --        --
 Chief Executive Officer     1995     200,000     --       --           --             --             --        --
                                        1994    66,667     --           --           90,000           --        --

 Richard F. Cavenaugh (4)    1996     175,000   75,000     --           --           25,000           --      75,000
 President, Chief Operating  1995     175,000     --       --           --             --             --        --
 Officer                     1994      58,333     --       --           --           90,000           --        --




Adam D. Peterson            1996     140,000    50,000    --            --           45,000(5)        --        --
Executive Vice President,   1995     118,000      --      --            --             --             --        --
Chief Financial Officer     1994      33,333      --      --            --           42,000           --
                                                                                                                --





Thomas J. Coorsh (6)        1996     65,000      --       --           --            25,000(7)        --        --
Senior Vice President,      1995       --        --       --           --              --             --        --
Secretary                   1994       --        --       --           --              --             --        --



(1) Effective as of January 1, 1997, the 1997 annual salaries of Messrs. Glickman, Peterson and Coorsh were increased to $250,000, $150,000 and $140,000 per year, respectively. See "Employment Agreements."
(2) Excludes perquisites and other personal benefits, securities or property; the aggregate amount of such compensation received by any Named Executive did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for such officer.
(3)  Includes 61,000 options granted subject to approval by the stockholders.
(4) Mr. Cavenaugh resigned effective December 20, 1996. Reflects $75,000 of a total of $175,000 of other compensation paid to Mr. Cavenaugh in connection with his resignation. The $100,000 balance was paid to Mr. Cavenaugh in January 1997. On March 6, 1997, Mr. Cavenaugh exercised his options.
(5)  Includes 25,000 options granted subject to approval by the stockholders.
(6) Mr. Coorsh joined the Company as Senior Vice President effective June 24, 1996, at an annual salary of $130,000.
(7)  Includes 25,000 options granted subject to approval by the stockholders.

     The following table sets forth the number of shares of Common Stock subject to options granted to the Named Executives during the last fiscal year and certain related information.

                       OPTION GRANTS IN LAST FISCAL YEAR







                                                 Individual Grants                        Potential Realizable
                        ------------------------------------------------------------        Value at Assumed
                         Number of       % of Total                                       Annual Rates of Stock
                         Securities     Options/SARs                                      Price Appreciation for
                         Underlying      Granted to                                           Option Term
                        Options/SARs    Employees in    Exercise or Base  Expiration      -------------------
Name                      Granted       Fiscal Year          Price          Date          5%         10%
----                    ------------ -----------------    -----------    -----------  ----------   -------
David M. Glickman          30,000 (1)        15.5%           $18.65        01/23/06    $351,900  $ 891,600
                           50,000 (2)        25.9%            22.00        12/19/06     692,000  1,753,000

Richard F. Cavenaugh(3)    25,000            12.9%            18.65        01/23/06     293,250    743,000

Adam D. Peterson           20,000            10.4%            18.65        01/23/06     234,600    594,400
                           25,000 (2)        13.0%            22.00        12/19/06     346,000    876,500

Thomas J. Coorsh           15,000 (2)         7.8%            17.56        05/31/06     165,600    419,850
                           10,000 (2)         5.2%            22.00        12/19/06     138,400    350,600

(1)      Includes 11,000 options subject to approval by the stockholders.
(2)      All of these options are subject to approval by the stockholders.
(3) Mr. Cavenaugh resigned effective December 20, 1996. On March 6, 1997, Mr. Cavenaugh exercised his options.

         The following table sets forth the number of shares of Common Stock subject to options exercised by the Named Executives during the last fiscal year and the number and value of unexercised options as of the end of the last fiscal year.
                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                        Number
                                                                        of Securities      Value of
                                                                        Underlying         Unexercised
                                                                        Unexercised        In-the-Money
                                                                        Options/SARs at    Options/ SARs
                                                                        Fiscal Year-End    at Fiscal Year-
                                                                        (#) (1)            End($) (1) (2)
                                                                        ------------       --------------
                          Shares Acquired       Value                   Exercisable/       Exercisable/
Name                      on Exercise (#)       Realized ($)            Unexercisable      Unexercisable
-----                     ---------------      -------------            -------------      -------------
David M. Glickman         -0-                   --                      74,750/95,250      557,382/359,369



Richard F. Cavenaugh (3)  -0-                   --                      115,000/0          810,625/0



Adam D. Peterson          -0-                   --                      37,667/49,333      273,960/186,414



Thomas J. Coorsh          -0-                   --                      0/25,000           0/107,225


(1) Options categorized as unexercisable at fiscal year-end were either unvested or were subject to approval by the stockholders. On April 7, 1997, in connection with the execution of new employment agreements, all unvested options for Messrs. Glickman, Peterson and Coorsh became vested.
(2) Market value of underlying securities at year-end ($23-5/8 per share) price minus the exercise price.
(3) Mr. Cavenaugh's options became fully vested effective upon his resignation from the Company on December 20, 1996. On March 6, 1997, Mr. Cavenaugh exercised his options.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with each of Messrs. Glickman, Cavenaugh and Peterson on August 31, 1994, in connection with the Offering, and with Mr. Coorsh on May 21, 1996. The agreements establish base salaries of $200,000, $175,000, $100,000 and $130,000 for Messrs. Glickman,
Cavenaugh, Peterson and Coorsh, respectively. Peterson's salary was increased to $125,000 per year effective March 20, 1995 and to $140,000 per year on January 23, 1996. The employment agreements provided for an initial three-year term for Messrs. Glickman and Cavenaugh, an initial two-year term for Mr. Peterson and an initial six- month term for Mr. Coorsh. The term of each agreement would have automatically extended for an additional year after expiration of the initial term and any extension period unless either the Company or the executive officer provided the other with at least 120 days' prior written notice that such term shall not be extended. If the agreements were terminated by the Company "without cause" or are terminated by the executive after a "Change of Control" or for "Good Reason" (as such terms are defined in the agreements), the executive would have been entitled to a lump sum payment. With regard to Messrs. Glickman and Cavenaugh, such payment would have been an amount equal to the greater of such executive's annual base salary of 50 percent of the remaining aggregate base salary due the executive under his employment agreement. With regard to Messrs. Peterson and Coorsh, such payment would have been an amount equal to 50 percent of such executive's annual base salary.

         On December 20,1996, Mr. Cavenaugh resigned from the Company. In connection with his resignation, the Company paid Mr. Cavenaugh $75,000 in December 1996 and $100,000 in January 1997; the unvested options with respect to 36,250 shares of Common Stock were vested; he was released from certain indemnification obligations (see "Certain Transactions -- Transactions between the Company and Prime Group -- Prime Contribution Agreement -- Representations and Warranties; Indemnification Obligations"); and he was released from the noncompetition provisions of his employment agreement. In addition, as a result of his resignation, the lock-up period restriction on Mr. Cavenaugh's Common Stock terminated.

         On April 7, 1997, the Company entered into a new employment agreement with Mr. Glickman, the Company's Chief Executive Officer, terminating his existing employment agreement executed in August 1994, which was scheduled to expire on August 31, 1997. The new employment agreement provides for an initial term ending December 31, 1999, and extends automatically for additional one-year periods unless terminated by either the Company or the executive with at least 180 days' prior written notice. The employment agreement provides for a salary of not less than $250,000 in 1997, increasing each year thereafter by 10% per year over the prior year's minimum, bonuses to be paid at the discretion of the Board and the immediate vesting of all his outstanding unvested options. In the event there is a Change of Control (as defined in the employment agreement) during the term of his employment or within 6 months after the termination of his employment by the Company without Cause or for Disability or by the executive for Good Reason (each as defined in the employment agreement), whether or not his employment is terminated in connection therewith, Mr. Glickman shall receive a lump sum payment equal to the lesser of $2,590,000 and 2.99 times his "base amount" as defined by Section 280G of the Internal Revenue Code (generally equal to his prior five-year average compensation), and in the event such payment is subject to excise tax under Section 4999, an additional amount such that the actual net after-tax amount received including such excise tax is equal to the hypothetical amount that he would have received if there were no excise tax imposed and he did not receive the additional payment. In such event the Company would lose the deduction for income tax purposes for amounts paid to Mr. Glickman in connection with the Change of Control in excess of his base amount. In addition, if Mr. Glickman's employment is terminated by the Company without Cause or for Disability or by the executive for Good Reason, he shall receive a lump sum termination payment equal to his annual base salary then in effect for a period equal to the greater of six months or one-half of the remaining employment term, unless he has received or within seven months after the date of termination receives the Change of Control payment described above. Upon termination of his employment, Mr. Glickman will receive a lump sum payment equal to $900,000, for which he has agreed during the one-year period following such termination not to compete with the Company in its principal markets and to provide the Company with consulting services. The Company's sole recourse if Mr. Glickman breaches his non-compete or consulting arrangements is liquidated damages in the amount of $75,000 for each month remaining in such one-year period after such breach.

         On April 7, 1997, the Company also entered into new employment agreements with each of Adam D. Peterson, the Company's Executive Vice President and Chief Financial Officer, and Thomas J. Coorsh, the Company's Senior Vice President and Secretary. The new employment agreements of Mr. Peterson and Mr. Coorsh are substantially identical to the employment agreement of Mr. Glickman except that the initial minimum salary for Mr. Peterson is $150,000 and for Mr. Coorsh is $140,000; the amount of the Change of Control compensation shall not exceed $310,000 for Mr. Peterson and $385,000 for Mr. Coorsh and neither is entitled to gross-up payments in the event that such payment would be subject to excise tax; and the noncompete/consulting services payment is $440,000 for Mr. Peterson (in addition, Mr. Peterson's consulting period is eighteen months) and $215,000 for Mr. Coorsh.

         On April 7, 1997, the Company entered into an employment agreement with Debra A. Cafaro, the Company's new President. The employment agreement provides for an initial term ending December 31, 1999, and extends automatically for additional one-year periods unless terminated by either the Company or the executive with at least 180 days' prior written notice. The employment agreement provides for a salary of not less than $225,000 in 1997, increasing each year thereafter by 10% per year over the prior year's minimum; a bonus in 1997 of 90% of the bonus paid to Mr. Glickman for 1997 and bonuses at the discretion of the Board thereafter; and options to purchase 47,010 shares of Common Stock which vest one-fourth each six months and immediately upon a Change of Control or termination of her employment as a result of her death, by the Company without Cause or for Disability or by the executive for Good Reason (each as defined in the agreement). The employment agreement also provides that the Company will lend to Ms. Cafaro $700,000 in connection with the purchase of 32,990 of Common Units in Ambassador Apartments, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, at a price of $24.25 per Common Unit. The loan bears interest at 6.49% and matures on the earlier of June 30, 2000, and six months after the termination of her employment with the Company other than as a result of her death, by the Company without Cause or for Disability or by executive for Good Reason and is extended for so long as she is prohibited from exchanging her Common Units and publicly selling the Common Stock received in exchange for such Common Units, but not later than June 30, 2000. In the event there is a Change of Control (as defined in the employment agreement) during the term of her employment or within 6 months after the termination of her employment by the Company without Cause or for Disability or by the executive for Good Reason whether or not her employment is terminated in connection therewith, Ms. Cafaro shall receive a lump sum payment equal to $700,000 if the Change of Control occurs in 1997 and twice her annualized prior year's salary and bonus if the Change of Control occurs thereafter. In addition, if Ms. Cafaro's employment is terminated by the Company without Cause or for Disability or by the executive for Good Reason, she shall receive a lump sum payment equal to either $375,000 if such termination occurs during 1997 or a lump sum payment her equal to annual base salary then in effect for a period equal to the greater of six months or one-half of the remaining employment term unless she has received or within seven months after the date of termination receives the Change of Control payment described above. Upon termination of her employment other than without Cause, for Good Reason or for Disability, Ms. Cafaro has agreed during the one-year period following such termination not to compete with the Company in its principal markets for which she will receive no additional compensation. Ms. Cafaro may shorten the duration of her noncompetition period by up to ten months in exchange for $36,000 per month. In addition, Ms. Cafaro has the option of canceling a portion of the Change of Control payment and accepting in lieu thereof the termination compensation she otherwise would have received or extending the term of her noncompetiton period and receiving additional noncompetition payments in an amount equal to $24,000 for each of the first twelve months of such extension and $12,000 for each of the second twelve months of such extension.

         In addition, the current employment agreements of Mr. Glickman and Ms. Cafaro provide that each will be nominated for election to the Board.

BENEFIT PLANS

         The Company's employee incentive programs include the Stock Incentive Plans and the 401(k) plan.

STOCK INCENTIVE PLANS

         The Company has three stock option plans. The 1994 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries, as originally adopted by the Board and approved by the stockholders in 1994, provided for the issuance of options with respect to up to 425,000 shares of Common Stock. In 1996, the Board approved an amendment to this plan (as so amended, the "1994 Stock Incentive Plan"), subject to approval of the stockholders, that would increase the number of shares of Common Stock with respect to which options may be granted thereunder to 469,000. As of April 7, 1997, the Board has, subject to approval of the amendment by the stockholders, granted options with respect
to the 44,000 shares of Common Stock covered by the amendment.   The 1996 Stock
Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries, was originally adopted by the Board in December 1996, subject to approval by the stockholders, and provided for the issuance of options with respect to up to 200,000 shares of Common Stock. In March 1997, prior to its approval by the stockholders, the Board amended this plan, subject to approval by the stockholders, to cover 250,000 shares of Common Stock (such plan, as amended, the "1996 Stock Incentive Plan"). As of April 7, 1997, the Board has granted options with respect to 169,510 shares of Common Stock under the 1996 Stock Incentive Plan that are subject to approval of the 1996 Stock Incentive Plan by the stockholders. The 1997 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries (the "1997 Stock Incentive Plan" and, together with the 1994 Stock Incentive Plan and the 1996 Stock Incentive Plan, the "Stock Incentive Plans"), was adopted, subject to approval of the stockholders, by the Board in March 1997 and provides for the issuance of options with respect to up to 1,600,000 shares of Common Stock. As of April 7, 1997, the Board has not granted any options under the 1997 Stock Incentive Plan. The amendment to increase the maximum number of options issuable under the 1994 Stock Incentive Plan and each of the grants made pursuant to the amendment to the 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and each of the grants made pursuant to the 1996 Stock Incentive Plan, and the 1997 Stock Incentive Plan are subject to approval
by the stockholders as described elsewhere in this Proxy Statement.   For
additional information regarding the Stock Incentive Plans, see "Proposal No. 2: Approval of the Amendment to the 1994 Stock Incentive Plan," "Proposal No. 3: Approval of the 1996 Stock Incentive Plan," "Proposal No. 4: Approval of the 1997 Stock Incentive Plan" and "Summary of the Stock Incentive Plans."

         In August 1994, 90,000 options were granted to Messrs. Glickman and Cavenaugh and 42,000 options were granted to Mr. Peterson. These options, which were granted pursuant to the 1994 Stock Incentive Plan, have a ten-year term, carry an exercise price of $16.00 per share and vest in installments at a rate of 33-1/3% per year over the three-year period commencing August 31, 1995 (33-1/3% on August 31, 1995 and 1/12 of 33-1/3% monthly thereafter).

         In January of 1996, pursuant to the terms of the 1994 Stock Incentive Plan, the Board granted a total of 75,000 options to the Chief Executive Officer and the other Named Executives. These options have an exercise price of $18.65 per share, have a ten-year term, and vest ratably over a four-year term. Mr. Glickman received 30,000 options (11,000 of which are subject to approval of the amendment to the 1994 Stock Incentive Plan described in this Proxy Statement), Mr. Cavenaugh received 25,000 options and Mr. Peterson received 20,000 options.

         On May 31, 1996, pursuant to the terms of the 1994 Stock Incentive Plan, but subject to stockholder approval of the amendment to such plan as discussed in this Proxy Statement, options to purchase 15,000 shares of Common Stock were granted to Mr. Coorsh in connection with his joining the Company as its Senior Vice President. The options granted to Mr. Coorsh have a ten-year term, carry an exercise price of $17.56 per share and became fully vested on December 31, 1996.

         In 1996, options to purchase an aggregate of 18,000 shares of Common Stock were granted to non-executive key employees of the Operating Partnership. The exercise price of the foregoing options was $16.95 per share, they have a term of five to ten years and vest in certain cases immediately or up to two years.

         On December 19, 1996, pursuant to the terms of the 1996 Stock Incentive Plan, but subject to stockholder approval of such plan as discussed in this Proxy Statement, the Board granted a total of 122,500 options to the Chief Executive Officer, the Named Executives and certain non-employee directors. These options have an exercise price of $22 per share, have a ten-year term, and vest ratably over a four-year term. Mr. Glickman received 50,000 options, Mr. Peterson received 25,000 options and Mr. Coorsh received 10,000 options, and each non-employee director (other than Mr. Kaplan) received 7,500 options.

         On April 7, 1997, in connection with the execution of the new employment agreements for Messrs. Glickman, Peterson and Coorsh, all of their outstanding unvested options became fully vested. In addition, on April 7, 1997, pursuant to the terms of the 1996 Stock Incentive Plan, but subject to approval of such plan as discussed in this Proxy statement, the Board granted 47,010 options to Ms. Cafaro in connection with the execution of her employment agreement. The options granted to Ms. Cafaro have a ten-year term, carry an exercise price of $24.25 per share and vest one-fourth in each six-month period between April 7, 1997 and April 6, 1999.

BONUSES

         A portion of the total compensation for the Named Executives consists of bonuses awarded at the discretion of the Board. Such bonuses are intended to identify and to reward superior performance and to provide a competitive compensation component for attracting and retaining high quality managers.

         On January 23, 1996, and January 4, 1997, the Company paid discretionary bonuses pursuant to the Chief Executive Officer and the Named Executives as follows:

                                                             Bonus Paid    Bonus Paid
                                                                in 1996       in 1997
                                                             ------------  ------------
David M. Glickman, Chief Executive Officer                   $ 150,000     $  200,000
Richard F. Cavenaugh, President and Chief Operating Officer  $  75,000     $  --
Adam D. Peterson, Senior Vice President
  and Chief Financial Officer                                $  50,000     $  100,000
Thomas J. Coorsh, Senior Vice President and Secretary        $  --         $   30,000

         The Company has approved the grant of up to a total of 5,000 shares of Common Stock to non-executive employees of the Company and its affiliates for payment of bonuses. During 1996, 305 shares were granted to non-executive officer employees.

COMPARISON OF CUMULATIVE TOTAL RETURNS


         The following is a comparison of the cumulative total stockholder return, including reinvestment of distributions, on a $100 investment in the Company's Common Stock with the cumulative total return, including reinvestment of dividends/distributions, of a $100 investment in (i) the NYSE Composite Index and (ii) a peer group index for the period from August 24, 1994 (the day the Common Stock commenced trading) through December 31, 1996.

INDEXED MONTHLY STOCKHOLDER RETURN ANALYSIS
(AUGUST 24, 1994 TO DECEMBER 31, 1996)


                 TOTAL RETURN PERFORMANCE - INDUSTRY AVERAGE


                 Ambassador         Industry         NYSE
DATE           Apartments, Inc.      Average       Composite
----           ----------------     --------       ---------
08/24/94           100.00            100.00          100.00
09/30/94            96.97             99.97           99.11
12/31/94            97.41            101.77           98.03
03/31/95            95.99             96.39          106.62
06/30/95            97.78            102.69          115.59
09/30/95           101.96            106.96          124.86
12/31/95           125.45            114.26          132.18
03/31/96           128.81            117.50          139.81
06/30/96           119.36            120.68          145.59
09/30/96           129.34            127.67          149.75
12/31/96           174.16            148.31          160.85

        The industry average index includes the following companies which in 1994 comprised all publicly listed REITs that invest solely in apartments:
Ambassador Apartments, Inc., AMLI Residential Properties Trust, Apartment Investment & Management Company, Associated Estates Realty Corporation, Avalon Properties, Inc., BRE Properties, Inc., Bay Apartment Communities, Berkshire Realty, Inc., Camden Property Trust, Columbus Realty Trust, Equity Residential Properties Trust, Essex Property Trust, Evans Withycombe Residential, Gables Residential Trust, Home Properties of New York, Irvine Apartment Communities, Inc., Merry Land & Investment, Inc., Mid- America Apartment Community, Oasis Residential, Inc., Pacific Gulf Properties, Paragon Group, Inc., Post Properties, Inc., Property Trust America, Charles E. Smith Residential, South West Property Trust, Inc., Summit Properties, Inc., Town & Country Trust, United Dominion Realty Trust, Inc., Walden Residential Properties and Wellsford Residential Property Trust. (Source: REALTY STOCK REVIEW)

PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN


         The 1994 Stock Incentive Plan was adopted by the Company for the purpose of attracting and retaining officers, directors and key employees. As originally adopted by the Board and approved by the stockholders in 1994, the 1994 Stock Incentive Plan provided for the issuance of options with respect to up to 425,000 shares of Common Stock. In 1996, the Board approved an amendment to the 1994 Stock Incentive Plan (the "Amendment"), subject to approval by the stockholders, that would increase the number of shares of Common Stock with respect to which options may be granted under the 1994 Stock Incentive Plan to 469,000. As of April 7, 1997, the Board has, subject to approval of the Amendment by the stockholders, granted options with respect to the 44,000 shares of Common Stock covered by the Amendment. The full text of the Amendment and the 1994 Stock Incentive Plan are set forth in Exhibits A1 and A2, respectively, to this Proxy Statement. For a summary description of the 1994 Stock Incentive Plan and the Amendment and options already granted thereunder, see "Summary of the Stock Incentive Plans." The present members of the Board and the Company's officers may benefit from the approval of the Amendment to the extent they are entitled to receive options thereunder. David
M. Glickman, Chairman of the Board and Chief Executive Officer of the Company, and Thomas J. Coorsh, Senior Vice President and Secretary of the Company, have been granted options under the 1994 Stock Incentive Plan which are subject to approval by the stockholders of the Amendment and therefore have an interest in and will benefit from approval of the Amendment. The Board believes that the benefits received by the Company as a result of the incentives created by the 1994 Stock Incentive Plan and the Amendment and the ability of the Company to retain qualified individuals to serve on the Board and as officers and key employees of the Company justify the benefit that may be derived by these individuals. Approval of the Amendment will require the affirmative vote of the holders of a majority of the Common Stock and Class A Preferred Stock voting together as a single class whose holders are present in person or represented by proxy at the Annual Meeting. In the event the Amendment is not approved by the stockholders, the options with respect to the 44,000 shares of Common Stock granted under the Amendment will terminate.

        THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.


          PROPOSAL NO. 3: APPROVAL OF THE 1996 STOCK INCENTIVE PLAN

         The 1996 Stock Incentive Plan was adopted by the Company, subject to approval by the stockholders, for the purpose of attracting and retaining officers, directors and key employees. The 1996 Stock Incentive Plan was originally adopted by the Board in December 1996, subject to approval by the stockholders, and provided for the issuance of options with respect to up to 200,000 shares of Common Stock. In March 1997, prior to its approval by the stockholders, the Board amended the 1996 Stock Incentive Plan, subject to approval by the stockholders, to cover 250,000 shares of Common Stock (such plan, as amended, the "1996 Stock Incentive Plan"). As of April 7, 1997, the Board has granted 169,510 options under the 1996 Stock Incentive Plan that are subject to approval of the 1996 Stock Incentive Plan by the stockholders. The form of the 1996 Stock Incentive Plan is set forth in Exhibit B to this Proxy Statement. For a summary description of the 1996 Stock Incentive Plan and options already granted thereunder, see "Summary of the Stock Incentive Plans." The present members of the Board and the Company's officers may benefit from the approval of the 1996 Stock Incentive Plan to the extent they are entitled to receive options thereunder. David M. Glickman, Chairman of the Board and Chief Executive Officer of the Company, Debra Cafaro, Director and President of the Company, Adam D. Peterson, Executive Vice President and Chief Financial Officer of the Company, Thomas J. Coorsh, Senior Vice President and Secretary of the Company, and each of the other members of the Board (other than Mr. Kaplan) have been granted options under the 1996 Stock Incentive Plan subject to its approval by the stockholders and therefore have an interest in and will benefit from approval of the 1996 Stock Incentive Plan. The Board believes that the benefits received by the Company as a result of the incentives created by the 1996 Stock Incentive Plan and the ability of the Company to retain qualified individuals to serve on the Board and as officers and key employees of the Company justify the benefit that may be derived by these individuals. Approval of the 1996 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Common Stock and Class A Preferred Stock voting together as a single class whose holders are present in person or represented by proxy at the Annual

Meeting. In the event the 1996 Stock Incentive Plan is not approved by the stockholders, the options with respect to the 169,510 shares of Common Stock granted under the 1996 Stock Incentive Plan will terminate.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 STOCK INCENTIVE PLAN.


          PROPOSAL NO. 4: APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

         The 1997 Stock Incentive Plan was adopted by the Company, subject to approval by the stockholders, for the purpose of attracting and retaining officers, directors and key employees. The 1997 Stock Incentive Plan was adopted, subject to approval by the stockholders, by the Board in March 1997 and provides for the issuance of options with respect to up to 1,600,000 shares of Common Stock. As of April 7, 1997, the Board has not granted any options under the 1997 Stock Incentive Plan. The form of the 1997 Stock Incentive Plan is set forth in Exhibit B to this Proxy Statement. For a summary description of the 1997 Stock Incentive Plan, see "Summary of the Stock Incentive Plans." The present members of the Board and the Company's officers may benefit from the approval of the 1997 Stock Incentive Plan to the extent they are granted options thereunder in the future. The Board believes that the benefits received by the Company as a result of the incentives created by the 1997 Stock Incentive Plan and the ability of the Company to retain qualified individuals to serve on the Board and as officers and key employees of the Company justify the benefit that may be derived by these individuals. Approval of the 1997 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Common Stock and Class A Preferred Stock voting together as a single class whose holders are present in person or represented by proxy at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.


                     SUMMARY OF THE STOCK INCENTIVE PLANS

         The 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan (together, the "Stock Incentive Plans") were adopted to enable the Company, the Operating Partnership and their subsidiaries to attract and retain the services of officers, directors and key employees considered essential to the success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

         The full text of the Amendment and the 1994 Stock Incentive Plan are set forth in Exhibits A1 and A2, respectively, to this Proxy Statement, and the form of the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan is set forth in Exhibit B to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibits A1, A2 and B. Except for the variations described in the following summary, the Stock Incentive Plans are substantially identical. For additional information regarding the Stock Incentive Plans, see "Proposal No. 2: Approval of the Amendment to the 1994 Stock Incentive Plan," "Proposal No. 3: Approval of the 1996 Stock Incentive Plan," "Proposal No. 4: Approval of the 1997 Stock Incentive Plan" and "Compensation of Executive Officers -- Stock Incentive Plans."

         The 1994 Stock Incentive Plan, as originally adopted, provided for the issuance of options with respect to up to 425,000 shares of Common Stock. In 1996, the Board approved an amendment to the 1994 Stock Incentive Plan, subject to approval by the stockholders, that would increase the number of shares of Common Stock with respect to which options may be granted thereunder to 469,000; the 1996 Stock Incentive Plan, subject to approval by the stockholders provides for the issuance of options with respect to up to 250,000 shares of Common Stock; and the 1997 Stock Incentive Plan, subject to approval of the stockholders, provides for the issuance of options with respect to up to 1,600,000 shares of Common Stock. The amendment to increase the maximum number of options issuable under the 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan and each of the grants made pursuant to the amendment to the 1994 Stock Incentive Plan and the 1996 Stock Incentive Plan are subject to approval by the stockholders of such amendment and plans as described elsewhere in this Proxy Statement.

         Pursuant to the Stock Incentive Plans, key employees (including officers, whether or not directors, and other employees) and, as described below, non-employee directors of the Company, the Operating Partnership and their subsidiaries may be offered the opportunity to acquire shares of Common Stock through the grant of stock options ("Options"), including nonqualified stock options ("NQSOs") and incentive stock options which are entitled to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"). Under current law, ISOs may only be granted to employees of the Company itself (or of any corporate subsidiary of which it owns at least 50% of the voting power), and cannot be granted to directors who are not employees or to employees of the Operating Partnership (or any other noncorporate subsidiary). The Plan Committee of the Board of Directors (the "Plan Committee") may authorize the granting of such Options upon such terms and conditions and for such periods, up to ten years from the date of the grant, as it may in its discretion determine, except that under the terms of the 1994 Stock Incentive Plan, other than an initial grant of options with respect to 7,500 shares of Common Stock to each non- employee director at the time such non-employee director becomes a director of the Company, no additional Options may be granted to non- employee directors. Under the terms of the 1994 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan, no participant may be granted Options under such plan in any one year to purchase more than 100,000 shares, 100,000 shares and 1,200,000 shares, respectively, of Common Stock. In addition, pursuant to the terms of the 1997 Stock Incentive Plan, options may not be granted under the 1997 Stock Incentive Plan in 1997 with respect to more than 450,000 shares of Common Stock and, in the aggregate, in 1997 and 1998 with respect to more than 1,000,000 shares of Common Stock.

         As of April 7, 1997, options with respect to 469,000 shares of Common Stock have been granted pursuant to the 1994 Stock Incentive Plan (44,000 of which are subject to approval by the stockholders of the Amendment), options with respect to 169,510 shares of Common Stock have been granted pursuant to the 1996 Stock Incentive Plan (all of which are subject to approval by the stockholders of the 1996 Stock Incentive Plan), and no options have been granted pursuant to the 1997 Stock Incentive Plan. The following table sets forth as of April 7, 1997, the name and position of such option holder, the number of shares of Common Stock underlying such options, the market value of such options, and other related information. For additional information regarding such options, including the option term, see "Proposal No. 1:
Election of Directors -- Directors' Compensation" and "Compensation of Executive Officers -- Stock Incentive Plans."

                OPTIONS GRANTED UNDER THE STOCK INCENTIVE PLANS


                                 1994 Stock  Incentive Plan (1)             1996 Stock Incentive Plan (2)



                                No. of        Exercise     Market      No. of        Exercise     Market
                                Shares        Price        Value       Shares        Price        Value
Name and Position               Underlying    ($/Share)    ($) (3)     Underlying    ($/Share)    ($) (3)
                                Options (#)                            Options (#)
David M. Glickman                 90,000      $16.00     $  742,500     50,000        $22.00       $112,500
Chairman and Chief Executive      30,000 (4)   18.65        168,000
 Officer                         --------                   -------
                                 120,000 (4)                910,500

Debra Cafaro                          --          --             --     47,010         24.25              0
 President

Adam D. Peterson                 42,000        16.00        346,500     25,000         22.00         56,250
Executive Vice President         20,000        18.65        112,000
and                              ------                     -------
  Chief Financial Officer        62,000                     458,500


Thomas J. Coorsh                 15,000 (5)    17.56        100,350     10,000         22.00         22,500
Senior Vice President

All Current Executive           197,000     16.00-18.65   1,469,350    132,010         22.00        191,250
Officers
as a Group (four)

All Current Non-Executive       120,000 (6)     16.00       990,000     37,500 (7)     22.00         84,375
Officer Directors as a Group
(five)

All Non-Executive Officer       152,000 (8) 16.00-18.85                      --            --             --
Employees as a Group


(1) 44,000 options granted under the 1994 Stock Incentive Plan are subject to approval by the stockholders of the Amendment. See footnotes (4),
         (5) and (8).
(2) All options granted under the 1996 Stock Incentive Plan are subject to approval by the stockholders of the 1996 Stock Incentive Plan.
(3) Market value based on common stock closing price on April 7, 1997 of $24.25 minus the exercise price.
(4) Includes 11,000 options subject to approval by the stockholders of the Amendment.
(5) Includes 15,000 options subject to approval by the stockholders of the Amendment.
(6) Includes 90,000 options granted to Mr. Reschke and 7,500 options granted to each of Messrs. Bobins, Heller and Levy and Ms. Patterson.
(7)      Includes 7,500 options granted to each of Messrs. Bobins, Heller,
         Levy and Reschke and Ms. Patterson.
(8) Includes 115,000 options granted to Richard F. Cavenaugh, the former President of the Company, at a weighted exercise price of $16.54, which have been exercised, and 18,000 options granted to non-executive officers subject to approval by the stockholders of the Amendment.

         The Stock Incentive Plans provide that option exercise prices may not be less than the fair market value (as defined in the applicable plan) of the shares of Common Stock on the date of the grant (110% of the fair market value in the case of an ISO granted to an optionee that owns over 10% of the total combined voting power of all classes of the Company's stock). The aggregate fair market value (determined at the time an option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an option holder during any calendar year under all incentive stock option plans of the Company (and any subsidiary corporations of the Company) may not exceed $100,000. Any Option issued under the Stock Incentive Plans will not be transferable by the holder thereof other than by will or the laws of descent and distribution or to immediate family or to family partnerships and trusts and, in the case of the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan, to charitable organizations, and may be exercisable during such holder's lifetime only by the holder or by such holder's guardian, legal representative or permitted transferee.

         With the exception of the grant of Options in connection which the Company's initial public offering by Common Stock, the automatic grant of options with respect to 7,500 shares of Common Stock to each non-employee director at the time of becoming a non-employee director, and the limitation that no additional grants may be made to non-employee directors under the 1994 Stock Incentive Plan, the Plan Committee selects the employees and directors to whom Options will be granted and determines the terms of the Options and the number of shares allocated to each such employee. The Committee may provide that Options issued under the Stock Incentive Plans will be exercisable from time to time, in installments or otherwise, and may authorize the granting of such Options upon such other terms and conditions and for such periods (up to 10 years from the date of the grant) as it may in its discretion determine. The exercise price for any Option is generally payable in cash or, in certain circumstances, by the surrender, at the fair market value on the date the Option is exercised, of shares of Common Stock. All Options held by an optionee which have not become exercisable generally will be forfeited automatically if the optionee leaves employment for any reason other than a termination without Cause by the Company, for Good Reason by the optionee or, in the case of the 1994 Stock Incentive Plan, a Change of Control (all as defined in the Stock Incentive Plans), unless provided otherwise in the award of such option. In addition, if an optionee dies or becomes completely disabled while an employee or director, the optionee's unvested options generally will become fully exercisable and remain outstanding for one year thereafter.

         Each of the Stock Incentive Plans will be in effect until the tenth anniversary of its adoption. The Board of Directors may at any time amend or terminate the Stock Incentive Plans; provided, however, that without the consent of the stockholders, the Plan Committee may not materially increase the maximum number of shares of Common Stock subject to Options, reduce the minimum Option exercise price, extend the term of the plan or otherwise materially increase the benefits accruing to participants, and termination will not affect awards previously granted. Any Options which had vested prior to such a termination will remain exercisable by the holder thereof until their expiration date, unless forfeited earlier in accordance with their terms. The Company registered under the Securities Act of 1933, as amended (the "Securities Act"), 425,000 shares of Common Stock initially issuable in connection with Options granted under the 1994 Stock Incentive Plan, and expects to amend such registration to include an additional 44,000 shares of Common Stock if the Amendment is approved, and to register under the Securities Act the 250,000 and 1,600,000 shares of Common Stock issuable in connection with the 1996 Stock Incentive Plan and the 1997 Stock Incentive Plan, respectively, if such plans are approved. The Company also expects that additional Options will be granted under the Stock Incentive Plans if they are approved.

         In the event of a stock dividend, stock split or combination or other similar change in the number of issued shares of Common Stock, the Plan Committee will make such adjustments to the Stock Incentive Plans with respect to the number of unpurchased shares of Common Stock subject to such plans, the number of shares of Common Stock subject to outstanding Options and the exercise price specified in outstanding Options as may be determined to be appropriate and equitable. Furthermore, the Plan Committee may provide that, in the event of a merger, consolidation, reorganization, dissolution or sale or exchange of substantially all of the Company's assets, the Options outstanding will terminate, subject to adjustment by the Plan Committee or by the terms of the plan or agreement of merger, consolidation, reorganization, dissolution or sale or exchange of such assets.

         Federal Income Tax Consequences. Under present law, upon the grant and exercise of an ISO under the Stock Incentive Plans, an optionee will not recognize taxable income for Federal income tax purposes. However, the amount by which the fair market value of the shares of Common Stock at the time of exercise exceeds the exercise price will be treated as an adjustment to taxable income for alternative minimum tax purposes. If the optionee does not dispose of the shares of Common Stock so acquired until more than one year after its receipt (and until more than two years after the ISO was granted), gain or loss recognized on the subsequent disposition of the shares of Common Stock will be treated as long-term capital gain or loss. Such gain or loss is computed as the difference between the exercise price and the sale price. If the shares of Common Stock are disposed of prior to those times, the optionee will recognize compensation income taxable as ordinary income for Federal income tax purposes in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price or
(ii) the amount of gain recognized if the disposition is a taxable sale or exchange. To the extent individual optionees qualify for capital gain treatment, the Company (or the applicable employer company) will not be entitled to a deduction for Federal income tax purposes in connection with the grant or exercise of the ISO. In other cases, the Company (or the employer company) will be entitled to a Federal income tax deduction at the same time and in the same amount that the optionee recognizes compensation income taxable as ordinary income for Federal income tax purposes.

         Currently, the maximum tax rate imposed on the net capital gains of individuals, trusts and estates is 28%. Therefore, recognized net long-term capital gains are taxed at the lesser of (i) the highest marginal tax rate applied to the individual's income for such taxable year or (ii) 28%. Notwithstanding the capital gains treatment described above, the amount by which the fair market value of the shares of Common Stock at the time of exercise exceeds the exercise price of an ISO will be treated as an adjustment to the optionee's taxable income for alternative minimum tax purposes. This adjustment to taxable income may be significant to an optionee. The optionee may be entitled to a credit against his or her regular tax liability in subsequent years for the amount of alternative minimum tax liability incurred in the year of exercise attributable to such adjustment. Moreover, solely for the purpose of determining alternative minimum tax liability, the basis of the shares of Common Stock will be increased by the amount of such adjustment.

         Upon the grant of an NQSO, an optionee will not recognize taxable income for Federal income tax purposes. Upon the exercise of an NQSO, the optionee will recognize compensation income taxable as ordinary income in an amount equal to the excess of the fair market value of the shares acquired, determined at the time of exercise, over the exercise price. The Company (or the applicable employer company) will be entitled to a Federal income tax deduction to the extent the optionee recognizes compensation income taxable as ordinary income for Federal income tax purposes. Special rules govern the recognition of income by optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         For taxable years beginning on or after January 1, 1994, Section 162(m) of the Code provides that a publicly-held corporation may not deduct compensation paid to any one of certain specified officers in excess of $1 million per year unless such compensation qualifies as "performance-based" compensation within the meaning of that Section. Therefore, if the aggregate taxable income recognized in any year by certain of the executive officers of the Company, including any income recognized upon the exercise of Options and any bonuses, exceeds $1 million, the excess generally will not be deductible by the Company except to the extent that the excess qualifies as performance-based compensation.

         For financial accounting purposes, under GAAP as presently in effect, the grant or exercise of an Option under the Stock Incentive Plans will not result in a charge to the Company's net income because the exercise price will be at least the fair market value of the shares of Common Stock subject thereto at the date of grant.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth, as of April 7, 1997, certain information regarding the ownership of shares of Common Stock of the Company and common units ("Common Units") of the Operating Partnership. The Common Units are exchangeable for shares of Common Stock on a one- for-one basis, subject to adjustment in certain circumstances. If all Common Units had been exchanged on April 7, 1997 (on a one-for-one basis) for shares of Common Stock, the number of outstanding shares of Common Stock would have increased from 9,176,180 to 10,071,498.

          The table sets forth the number of shares of Common Stock and Common Units beneficially owned by each director of the Company, by each executive officer of the Company and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons indicated below have sole voting power and investment power with respect to the Common Stock and Common Units shown as beneficially owned by them. Certain of these shares of Common Stock and Common Units are subject to transfer restrictions through August 31, 1997. See "Certain Transactions -- Lock-up Agreements."

                                                              NUMBER OF                          PERCENT OF
                                          SHARES OF COMMON    COMMON UNITS     PERCENT OF        COMMON STOCK
                                          STOCK BENEFICIALLY  BENEFICIALLY     COMMON STOCK (2)  AND COMMON
BENEFICIAL OWNER                          OWNED (1)           OWNED                              UNITS (3)
----------------                          ------------------  ------------     ----------------  ------------
David M. Glickman (4) . . . . . . . .     268,350             156,250          2.84%             2.63%

Adam D. Peterson (5)  . . . . . . . .      81,165              15,625           *                 *

Michael W. Reschke (6)  . . . . . . .     765,546             633,046          7.74%             7.54%

Norman R. Bobins (7)  . . . . . . . .       8,375                   0           *                 *

Richard F. Levy (7)   . . . . . . . . .    18,875                   0           *                 *

Jane R. Patterson (7) . . . . . . . . .     7,875                   0           *                 *

David B. Heller (7)   . . . . . . . . .    26,875                   0           *                 *

Debra A. Cafaro (8) . . . . . . . . . .    32,990              32,990           *                 *

All directors and executive officers     1,210,051            837,911          11.75%            11.69%
as a group (9 persons) (9)

*        Less than 1%
(1) Number of shares includes those options exercisable within 60 days of April 7, 1997, beneficially owned by such person and includes the exchange of Common Units beneficially owned by such person.
(2) Assumes exchange only of those Common Units beneficially owned by such person and exercise of options exercisable within 60 days of April 7, 1997, beneficially owned by such person.
(3) Assumes exchange of all outstanding Common Units and only the exercise of options exercisable within 60 days of April 7, 1997, beneficially owned by such person.
(4) All of the 156,250 Common Units owned by Mr. Glickman are pledged to the Operating Partnership to secure repayment of a $1.0 million loan made by the Operating Partnership to Mr. Glickman to pay the taxes due in connection with the transfer of such Common Units to him. See "Certain Transactions -- Loan to Mr. Glickman." The number of shares of Common Stock beneficially owned includes 109,000 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, and includes 156,250 shares of Common Stock issuable upon the exchange of Common Units, but excludes 61,000 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders. Does not include 90,000 Common Units which Mr. Glickman will receive if the Performance Criteria are met in full. See "Certain Transactions -- Transactions between the Company and Prime -- Prime Contribution Agreement -- Performance Criteria."
(5) All of the 15,625 Common Units owned by Mr. Peterson are pledged to the Operating Partnership to secure repayment of a $250,000 loan made by the Operating Partnership to Mr. Peterson to enable him to purchase such Common Units. See "Certain Transactions -- Loan to Mr. Peterson." The number of shares of Common

         Stock beneficially owned includes 62,000 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, and includes 15,625 shares of Common Stock issuable upon the exchange of Common Units, but excludes 25,000 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders.
(6) The number of shares of Common Stock and number of Common Units beneficially owned include the Common Units owned by Prime Group (359,375 Common Units); and Prime Group IV, L.P. ("PGIV") (244,166 Common Units). During February 1996, Prime Group Limited Partnership ("PGLP") and PG IV sold 2,953 and 83,959 Common Units, respectively to partners in PGLP and PGIV. PGLP and PGIV are affiliated with Prime Group (and, collectively with Prime Group and its affiliates, referred to as "Prime"), of which Mr. Reschke is Chairman, President and Chief Executive Officer and owns 42.2% of the outstanding equity interests. The number of shares of Common Stock beneficially owned includes 82,500 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, and includes 633,046 shares of Common Stock issuable upon the exchange of Common Units, but excludes 15,000 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders or are not exercisable prior to June 7, 1997. Does not include 351,000 Common Units which Prime will receive if the Performance Criteria are met in full. See "Certain Transactions -- Transactions between the Company and Prime -- Prime Contribution Agreement -- Performance Criteria." Includes 482,645 Common Units subject to pledges. See footnote (6) to the table set forth under "Security Ownership of Certain Beneficial Owners" below.
(7) Includes 6,875 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, but excludes 8,125 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders or are not exercisable prior to June 7, 1997.
(8) All of the 32,990 Common Units owned by Ms. Cafaro are pledged to the Operating Partnership to secure the repayment of a $700,000 loan made by the Operating Partnership to Ms. Cafaro to enable her to purchase such Common Units. See "Certain Transactions -- Loan to Ms. Cafaro." The number of shares of Common Stock beneficially owned includes 32,990 shares of Common Stock issuable upon the exchange of Common Units but excludes 47,010 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders or are not exercisable prior to June 7, 1997.
(9) Excludes 410,000 Common Units which will be issued if the Performance Criteria are met in full. The number of shares of Common Stock beneficially owned includes 281,000 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, and includes 808,406 shares of Common Stock issuable upon the exchange of Common Units, but excludes 195,510 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders (25,000 of which are held by Mr. Coorsh) or are not exercisable prior to June 7, 1997. See footnotes (4) through (8) above and "Compensation of Executive Officers -- Benefit Plans -- Stock Incentive Plan."

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the best of the Company's knowledge, the following persons are the only persons who are beneficial owners of more than five percent of the Common Stock (assuming as to any person, exchange of Common Units held by such person for shares of Common Stock) or Class A Preferred Stock as of April 7, 1997. Unless otherwise indicated, the persons indicated below have sole voting power and investment power with respect to the Common Stock and Common Units shown as beneficially owned by them. Certain of these shares of Common Stock and Common Units are subject to transfer restrictions through August 31, 1997.

                                                       Number of      Shares of Class A  Percent of                  Percent of
                                     Shares of Common  Common Units   Preferred Stock    Class A        Percent of  Common Stock
           Name and Business         Stock             Beneficially   Beneficially       Preferred      Common       and Common
           Address of Beneficial     Beneficially      Owned          Owned              Stock          Stock (2)    Units (3)
           Owner                     Owned (1)
           --------------------      -------------     ------------   -------------      ---------     ----------    ----------
           Five Arrows Realty      1,251,251 (4)       0              1,351,351          100%           12.00%       11.05%
           Securities L.L.C.
           Rothschild Realty
           Investors  II L.L.C
           1251 Ave. of the
           Americas
           New York, NY 10020



           Fund Asset Management     860,000           0              0                  0%             9.37%        8.54%
           P.O. Box 9011
           Princeton, NJ  08543



           Cramer Rosenthal          731,950           0              0                  0%             7.98%        7.27%
           McGlynn, Inc.
           520 Madison Avenue
           New York, NY 10022



           Michael W. Reschke (5)    765,546           633,046        0                  0%             7.74%        7.54%
           77 West Wacker Drive
           Suite 3900
           Chicago, IL  60601



           The Prime Group, Inc.     603,541           603,541        0                  0%             6.17%        5.99%
           (6)
           77 West Wacker Drive
           Suite 3900
           Chicago, IL  60601



           Iridian Asset Management  553,800           0              0                  0%             6.04%        5.50%
           276 Post Road West
           Westport, CT 06880



           Fidelity Management &     538,200           0              0                  0%             5.87%        5.34%
           Research
           82 Devonshire St
           Boston, MA 02109

(1) Number of shares of Common Stock beneficially owned includes those options exercisable within 60 days of April 7, 1997, conversion of Class A Preferred Stock and the exchange of Common Units beneficially owned by such person.
(2) Assumes exchange only of the Common Units beneficially owned by such person and exercise of options exercisable within 60 days of April 7, 1997, beneficially owned by such person.
(3)      Assumes exchange of all outstanding Common Units.
(4) The shares of Common Stock include 1,251,251 shares of Common Stock issuable upon conversion of the 1,351,351 shares of Class A Preferred Stock owned by Five Arrows. As the managing member of Five Arrows, Rothschild Investors is also deemed to be the beneficial owner of such 1,351,351 shares of Class A Preferred Stock owned by Five Arrows and the 1,251,251 shares of Common Stock issuable upon conversion of such shares.

(5)     The number of shares of Common Stock and the number of Common
        Units beneficially owned include the 603,541 Common Units owned by Prime and 29,505 Common Units owned by Michael W.
        Reschke. The number of shares of Common Stock beneficially owned also includes 82,500 shares of Common Stock issuable upon the exercise of options that are exercisable prior to June 7, 1997, but excludes 15,000 shares of Common Stock issuable upon the exercise of options that are subject to approval by the stockholders or are not exercisable prior to June 7, 1997. Does not include 351,000 Common Units which
        Prime will receive if the Performance Criteria are met in full. See "Certain Transactions -- Transactions between the
        Company and Prime -- Prime Contribution Agreement --
        Performance Criteria." Includes 482,645 Common Units subject to a pledge. See footnote (6) below.
(6) The number of shares of Common Stock and the number of Common Units beneficially owned include Common Units owned by Prime Group (359,375 Common Units) and PGIV (244,166 Common Units). Does not include 45,000 shares of Common Stock and 52,839 Common Units owned by Edward
        J. John who owns a 21.9% general partnership interest in PGLP nor does it include 50,000 shares of Common Stock and 29,505 Common Units owned by Michael W. Reschke who owns a 42.2% general partnership interest in PGLP. Includes 345,979 and 136,666 Common Units held of record by Prime that are pledged to Kemper Investor Life Insurance Company ("KILICO") and The Northern Trust Company ("Northern Trust"), respectively. Unless and until KILICO or Northern Trust forecloses on the pledged Common Units or such Common Units are transferred in lieu of foreclosure, KILICO and Northern Trust will not have the direct or indirect power to vote or dispose of the Common Units pledged to them. KILICO and Northern Trust disclaim beneficial ownership of these pledged Common Units. Does not include 351,000 Common Units which Prime will receive if the Performance Criteria are met in full. See "Certain Transactions -- Transactions between the Company and Prime -- Prime Contribution Agreement -- Performance Criteria."

                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and The New York Stock Exchange, as required. These persons are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 1996, except as described below, the Company's officers, directors and greater than ten percent beneficial owners complied with all
applicable Section 16(a) filing requirements.   In connection with his becoming
an executive officer of the Company, Mr. Coorsh filed a Form 3, but it was not filed within the ten-day time period required by Section 16(a). In addition, in connection with the purchase of 1,351,351 shares of Class A Preferred Stock by Five Arrows and the appointment of Mr. Kaplan as a director to fill the vacancy created by the issuance of the Class A Preferred Stock, a Form 3 was timely filed which identified Mr. Kaplan as the "reporting person." Such Form 3 contained information regarding the beneficial ownership of such shares of Class A Preferred Stock by Five Arrows and Rothschild Realty, as well as such appointment. However, Five Arrows and Rothschild Realty were not named as "reporting persons" on such Form 3. Counsel to Five Arrows and Rothschild Realty has informed the Company that such counsel believes that the filing of the Form 3 by Mr. Kaplan conformed in all material respects to the filing requirements under Section 16(a) for Five Arrows and Rothschild Realty with respect to such beneficial ownership.

                              CERTAIN TRANSACTIONS

TRANSACTIONS BETWEEN THE COMPANY AND PRIME GROUP

PRIME CONTRIBUTION AGREEMENT

General

         In connection with the formation of the Company (the "Formation"), the Company entered into a contribution agreement (the "Prime Contribution Agreement") under which Prime and Mr. Cavenaugh transferred the following assets, among others, to the Operating Partnership: (i) direct and indirect contractual, partnership and fee interests in 26 properties and (ii) substantially all of the assets relating to the asset and property management and development activities of the Multifamily Division of Prime Group (the "Prime Multifamily Division"). In consideration for the transfer of the foregoing assets to the Operating Partnership, Prime and Mr. Cavenaugh received 84,375 and 17,280 Common Units, respectively.

         The value of the assets transferred to the Company by Prime and Mr. Cavenaugh was not based on the appraised value of the properties. Instead, the value of such assets was determined on the basis of the pro forma Funds from Operations of the properties and the enterprise value of the Company as a going concern. Of the assets transferred to the Operating Partnership, only a portfolio of ten properties had been acquired by Prime within the two-year period prior to the transfer to the Operating Partnership; Prime acquired these properties from an unaffiliated third party seller in October 1993 for $61 million pursuant to an arm's-length agreement between Prime and such seller.

Pursuant to the Prime Contribution Agreement, the Operating Partnership also paid, or reimbursed Prime Group for, the costs and expenses that either Prime Group or its affiliates incurred in connection with the Formation and the Offering.

Performance Criteria

        In addition to the Common Units received upon the completion of the Offering in connection with the Formation, Prime and Mr.Cavenaugh had the right to receive an additional 441,000 and 9,000 Common Units, respectively, if certain performance levels (the "Performance Criteria") were met in full. Prime transferred its interest with respect to 90,000 of such rights to Mr. Glickman upon the completion of the Offering. Mr. Cavenaugh's rights with respect to his 9,000 Performance Units were terminated on December 20, 1996, effective with his resignation. There is a separate Performance Criterion for each of the 12-month periods ending September 30, 1995, 1996 and 1997. These criteria require that, for each 12-month performance period, the per share Funds from Operations (as defined; see footnote (1) to the following table) on a fully diluted basis must increase at least 10% annually over the base per share amount set at $1.91 for the twelve months ending June 30, 1995. The Performance Criteria and the aggregate number of Common Units issuable upon meeting the criteria are as follows:

     IF THE PER SHARE FUNDS                      THE NUMBER OF ADDITIONAL
FROM OPERATIONS(1) IS AT LEAST:                  COMMON UNITS ISSUABLE IS:
-------------------------------                  -------------------------


                                                 PRIME            GLICKMAN
                                                 -----            --------

$2.10 for the 12 months ending                   117,000           30,000
September 30, 1995


$2.31 for the 12 months ending                   234,000*          60,000*
September 30, 1996

$2.54 for the 12 months ending                   351,000*          90,000*
September 30, 1997


                                                *  less any additional Common
                                                   Units previously issued

(1) Funds from Operations is calculated in accordance with the computation method used in the Prospectus and is defined as net income (loss) computed in accordance with GAAP (income before minority interest and extraordinary items), excluding gains or losses from debt restructuring or sales of property, plus depreciation and amortization and after adjustment for unconsolidated partnerships and joint ventures.

         The per share Funds from Operations will be calculated on a fully diluted basis, giving effect to the exchange into Common Stock of all outstanding Common Units, and to the issuance of the additional Common Units issuable if the particular Performance Criterion is met. For the twelve month periods ended September 30, 1995 and 1996, the Performance Criteria were not met. The number of additional Common Units issuable if the Performance Criterion is met for the preceding 12-month period is cumulative; if the Performance Criterion is met for the 12-month period ending September 30, 1997, the aggregate number of additional Common Units issuable effective October 1, 1997, would be 441,000. Any Common Units issuable upon meeting the Performance Criteria will be deemed to have been issued on the October 1 following the 12-month performance period, notwithstanding any delay in determining if the criteria have
been met.  The directors of the Company, other than Messrs. Glickman    and
Reschke, will determine whether the Performance Criterion is met for any twelve-month period.


Representations and Warranties; Indemnification Obligations

         The Prime Contribution Agreement contains covenants, representations and warranties in favor of the Operating Partnership concerning the operation of certain of the transferred properties (or interests therein) and environmental matters and other covenants, representations and warranties customarily found in real estate purchase and sale agreements. Claims for indemnification for any breach of the representations and warranties made by Prime and Mr. Cavenaugh must be asserted within one year from discovery of the breach by the Board, but in no event later than August 31, 1997. The Company released Mr. Cavenaugh from such indemnification obligations upon his resignation from the Company in December 1996.

         The Prime Contribution Agreement limits the total aggregate liability of Prime for any loss suffered as a result of any breach of any representation, warranty or covenant of Prime set forth therein to a return of the Common Units transferred to them pursuant to the Prime Contribution Agreement, excluding any additional Common Units issued to Prime if the Performance Criteria are met. However, the Company's right to indemnification exists only if the loss or damage resulting from a breach (or breaches) under the Prime Contribution Agreement with respect to property-related representations and warranties is in excess of $1 million.

         The Operating Partnership has the right to dilute Prime's ownership interest in the Common Units issued to it pursuant to the Prime Contribution Agreement (excluding the additional Common Units which will be issued if the Performance Criteria are met) to secure and satisfy its indemnification liability. The 156,250 Common Units which were transferred by Prime to Mr. Glickman after completion of the Offering are subject to the Operating Partnership's right to dilute such Common Units to satisfy Prime's indemnification liability for breaches of its representations and warranties and are subject to the transfer restrictions applicable to Prime. During February 1996, PGLP and PGIV sold 2,933 and 83,959 Common Units, respectively, to partners in PGLP and PGIV. These partners are subject to the Operating Partnership's right to dilute such Common Units to satisfy Prime's indemnification liability for breaches of its representations and warranties. As of March 31, 1997, 345,979 and 136,666 Common Units were pledged to Kemper Investor Life Insurance Company ("KILICO") and The Northern Trust Company ("Northern Trust"). This pledge is subject to the Operating Partnership's right to dilute such Common Units to satisfy Prime's indemnification liability for breaches of its representations and warranties and any such Common Units acquired by KILICO and Northern Trust will be subject to the transfer restrictions applicable to Prime.

WILLIAMSBURG PARTNERSHIP AGREEMENT

         Prime sold a 50% partnership interest in the partnership that owns the Williamsburg Apartments located in Chicago, Illinois (the "Williamsburg Property"), to an executive officer of Prime and an entity affiliated with him; the purchaser owns both general and limited partnership interests. Simultaneously with such sale, Prime contributed its remaining 50% general partnership interest in such partnership to the Operating Partnership in connection with the Formation. The Operating Partnership is the managing general partner; the purchaser has equal voting rights with respect to certain significant decisions of the partnership, and has a 50% interest in the partnership's profits and losses. Net cash flow will be distributed as follows: First, to the Operating Partnership until the Operating Partnership has received a cumulative return of $250,000 per year; and the balance pro rata to the partners.

PROPERTY MANAGEMENT AGREEMENTS

         Upon completion of the Offering, the Operating Partnership entered into a property management agreement with the owner of Brookdale Village Apartments, an apartment complex located in Chicago, Illinois, containing 252 apartments. Brookdale Village Apartments was developed by the Prime Multifamily Division in 1986 and was sold in 1987 to a partnership in which an affiliate of Kemper Corporation is the general partner. The Prime Multifamily Division had managed this property since its opening. The Operating Partnership entered into similar agreements with

Prime with the unconsolidated partnerships that own the Williamsburg Property and the Brook Run Apartments (a 182-apartment complex located in Arlington Heights, Illinois) and are unconsolidated for financial reporting purposes.

         Under these agreements, the Operating Partnership receives a management fee equal to 5% of the gross revenues of the applicable property. The property management services performed by the Operating Partnership include leasing, data processing, maintenance, accounting, marketing and promotion. During the fiscal years ended December 31, 1995 and 1996, the Company earned fees of $369,000 and $391,101, respectively, pursuant to these property management agreements. The Company does not intend to perform any asset or property management services that would cause the Company to lose its status as a REIT. The property management agreements provide that the applicable property owner will indemnify the Operating Partnership and the Company for any liability incurred in performing such services except in certain circumstances. The agreements have terms of four to five years, subject to either party's right to cancel upon at least 30 days' notice.

EXCHANGE RIGHTS AGREEMENT

         Pursuant to the Exchange Rights Agreement, dated as of August 31, 1994 (the "Exchange Rights Agreement"), among the Company, the Operating Partnership and each existing and future limited partners of the Operating Partnership (the "Limited Partners"), and subject to certain conditions, following the first anniversary of the completion of the Offering, each Common Unit held by a Limited Partner may be exchanged for one share of Common Stock (subject to adjustment) or, at the option of the Company, cash equal to the fair market value of a share of Common Stock at the time of exchange. However, no Limited Partner may exchange any Common Units into shares of Common Stock if such Limited Partner's actual or constructive ownership of such shares of Common Stock would violate the limitations on ownership with respect to the Common Stock. Prime and Messrs. Glickman and Peterson have agreed not to exchange their Common Units for a period of three years after completion of the Offering (one year in the case of Common Units purchased by Mr. Peterson) without the consent of the Company and the lead underwriter of the Offering. Notwithstanding these restrictions, Prime and Messrs. Glickman and Peterson are permitted to exchange their Common Units into Common Stock (or cash) (i) in order to raise funds necessary to satisfy any tax obligations incurred in connection with the Formation, (ii) if there is a change in control of the Company, or (iii) in the case of Messrs. Glickman and Peterson, if their employment by the Company is terminated. The Limited Partners have agreed not to exchange their Common Units for Common Stock unless the Operating Partnership receives an opinion of counsel reasonably satisfactory to the Company that upon such exchange, the Operating Partnership will not cease to qualify as a partnership for Federal income tax purposes. In March 1997, Mr. Cavenaugh and LG Trust exchanged the 17,280 and 84,375 Common Units, respectively, owned by them for an equal number of shares of Common Stock pursuant to the terms of the Exchange Rights Agreement.

REGISTRATION RIGHTS AGREEMENT

         Generally, persons who are "affiliates" of the Company under the Securities Act (individuals or entities that control, are controlled by, or are under common control with the Company, and may include certain officers, directors and principal stockholders of the Company), are permitted to sell their shares of Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Section 4(1) and Rule 144 thereunder. In general, under Rule 144 as currently in effect, an affiliate (or affiliates whose shares are aggregated), and a person who has beneficially owned restricted shares for at least two years (effective later this year, this period will become one year), is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of the same class (for a sale of Common Stock, approximately 91,762 shares) or the average weekly trading volume for that class on all national securities exchanges or in the over-the-counter market during the four calendar weeks preceding such sale. Sales under Rule 144 must be made in unsolicited "brokers' transactions" (as defined in Rule
144) and are also subject to certain manner of sale provisions, notice requirements, and the availability of current public information about the Company.

         The Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Prime and Messrs. Reschke, Glickman, Cavenaugh and Peterson in August 1994. The Registration Rights Agreement grants them certain "demand" and "piggyback" registration rights with respect to their respective shares of Common Stock owned by them or acquired by them upon exchange of Common Units for shares of Common Stock. These registration rights become effective generally on August 31, 1997, except that the registration rights with respect to the shares of Common Stock purchased directly from the Company by Prime and Mr. Reschke and the Common Units purchased by Messrs. Cavenaugh and Peterson became effective on August 31, 1995. See "Lock-up Agreements" below. The Registration Rights Agreement grants Prime and Mr. Glickman the right to demand registration of all or any portion of their restricted shares of Common Stock up to two times in each calendar year and grants Prime and Messrs. Reschke, Glickman, Cavenaugh and Peterson the right to have their restricted shares of Common Stock registered incidentally to any registration being conducted by the Company of Common Stock or of any securities of the Company substantially similar to Common Stock. The Company will bear expenses arising from the exercise of registration rights, except that the Company will not pay any underwriting discounts or commissions, Securities and Exchange Commission and blue sky registration fees and transfer taxes relating to such shares. Pursuant to the terms of the Registration Rights Agreement, in March 1997, the Company registered 101,655 shares of Common Stock owned directly and indirectly by Mr. Cavenaugh that were issued upon exchange of Common Units.

LOCK-UP AGREEMENTS

         In connection with the Formation, Prime and Messrs. Reschke, Glickman, Cavenaugh and Peterson entered into certain lock-up agreements (the "Lock-up Agreements"). The Lock-up Agreements contractually restrict Prime and Messrs. Reschke, Glickman, Cavenaugh and Peterson from (i) transferring, except in certain limited circumstances, the Common Units issued to them in connection with the Formation (including any additional Common Units issued if the Performance Criteria are met) and any shares of Common Stock obtainable upon exchange of such Common Units, and (ii) exchanging their Common Units for Common Shares (collectively, the "Lock-up Restrictions") without the consent of the Company and the lead underwriter of the Offering. The Lock-up Restrictions expire (i) August 31, 1997, with respect to all Common Units held by Prime (including the Common Units pledged to KILICO and Northern Trust) and Mr. Glickman and 17,280 of the Common Units held by Mr. Cavenaugh and (ii) August 31, 1995, with respect to all the Common Units held by Mr. Peterson and 84,375 of the Common Units held by Mr. Cavenaugh. Notwithstanding the Lock-up Restrictions, Prime and Messrs. Reschke, Glickman, Cavenaugh and Peterson are permitted to exchange their restricted Common Units into Common Stock (or cash) and transfer their restricted Common Units or restricted Common Stock (a) to the extent necessary to fund any tax obligations incurred by them in connection with the Formation, (b) if there is a Change of Control (as defined) of the Company, or, (c) in the case of Messrs. Glickman, Cavenaugh and Peterson, if their employment by the Company is terminated. The Lock-up Agreement of Mr. Cavenaugh terminated as a result of the termination of his employment with the Company on December 20, 1996. After expiration of the relevant lock-up period, Prime and Messrs. Glickman and Peterson will be able to sell shares of Common Stock issuable in exchange for Common Units pursuant to registration rights that have been granted by the Company or available exemptions from registration. See "Registration Rights Agreement." The shares of Common Stock purchased by Prime and Messrs. Reschke and Peterson in the Offering are not subject to the Lock-up Restrictions.

LOAN TO MR. GLICKMAN

         Upon completion of the Offering, the Operating Partnership made a limited recourse loan of $1.0 million to Mr. Glickman, which he has used to pay the taxes due in connection with the transfer by Prime to him of 156,250 Common Units in consideration for his interest in Prime. The loan is secured by a pledge of these Common Units (which pledge is subordinate to the Operating Partnership's right to dilute such Common Units in the event of a breach of certain representations and warranties contained in the Prime Contribution Agreement). Interest on the loan accrues at a rate of 8% per annum, and is payable only to the extent of any distributions paid by the Operating Partnership in respect of the Common Units pledged by Mr. Glickman. The loan matures in December 1999, which maturity will be extended automatically for any period after August 31, 1997 during which Mr. Glickman is precluded under the Securities Act from selling publicly the shares of Common Stock issuable upon exchange of his Common Units. The largest aggregate principal amount outstanding on such loan at any time during the Company's last fiscal year was $1,000,000. As of March 31, 1997, the amount outstanding was $1,000,000.

LOAN TO MR. CAVENAUGH

         In connection with the Formation, the Operating Partnership made a recourse loan of $1.35 million to Mr. Cavenaugh. Mr. Cavenaugh used such loan proceeds to acquire 84,375 Common Units at the Offering price of the Common Stock. The loan is secured by a pledge of the Common Units acquired with the proceeds thereof (the "Pledged Common Units"). Interest on the loan accrued at a rate of 0.5% per annum above the prime rate announced, from time to time, by The First National Bank of Chicago, and interest and principal were payable prior to maturity to the extent of any distributions paid by the Operating Partnership in respect of the Pledged Common Units. The loan matured on the earlier to occur of (i) August 31, 2004 and (ii) the first anniversary of the termination of Mr. Cavenaugh's employment with the Company for any reason. The largest aggregate principal amount outstanding on such loan at any time during the Company's last fiscal year was $1.35 million. On March 13, 1997, Mr. Cavenaugh sold the 84,375 Pledged Common Units and used the proceeds to repay the loan in full.

LOAN TO MR. PETERSON

         In connection with the Formation, the Operating Partnership made a recourse loan of $250,000 to Mr. Peterson. Mr. Peterson used such loan proceeds to acquire 15,625 Common Units at the Offering price of the Common Stock. The loan is secured by a pledge of the Common Units acquired with the proceeds thereof (the "Peterson Pledged Units"). Interest on the loan accrues at a rate of 0.5% per annum above the prime rate announced, from time to time, by The First National Bank of Chicago, and interest and principal are payable prior to maturity to the extent of any distributions paid by the Operating Partnership in respect of the Peterson Pledged Units. The loan matures on the earlier to occur of (i) August 31, 2004 and (ii) the first anniversary of the termination of Mr. Peterson's employment with the Company for any reason. The largest aggregate principal amount outstanding on such loan at any time during the Company's last fiscal year was $250,000. As of March 31, 1997, the amount outstanding was $247,000 and the interest rate was 8.75% per annum.

LOAN TO MS. CAFARO

         In connection with her employment, on April 7, 1997, the Company made a non-recourse loan of $700,000 to Ms. Cafaro. Ms. Cafaro used such loan proceeds to acquire 32,990 Common Units of the Operating Partnership at a price of $24.25 per Common Unit. The loan is secured by a pledge of the Common Units acquired with the proceeds thereof (the "Cafaro Pledged Units"). Interest on the loan accrues at the rate of 6.49% per annum. The loan matures on the earlier to occur of (i) June 30, 2000 and (ii) six months after the termination of Ms. Cafaro's employment with the Company other than as a result of her death, by the Company without Cause or for Disability or by executive for Good Reason (as defined in her employment agreement) and is extended for so long as she is prohibited from exchanging her Common Units and publicly selling the Common Stock received in exchange for such Common Units, but not later than June 30, 2000. As of April 7, 1997, the principal amount outstanding on such loan was $700,000.

RELATIONSHIP WITH MR. LEVY'S LAW FIRM

         Mr. Levy's professional corporation was, until May 1996, a partner in the law firm of Kirkland & Ellis. Kirkland & Ellis has in the past performed and is expected in the future to continue to perform legal services for the Company. In May, 1996, Mr. Levy's professional corporation became a partner in the law firm of Altheimer & Gray. Altheimer and Gray has in the past performed and is expected in the future to perform legal services for the Company.

RELATIONSHIPS WITH MR. KAPLAN

         Mr. Kaplan is a Senior Vice President of Rothschild Realty. Rothschild Realty has in the past performed and may in the future perform investment banking services for the Company. During 1996, the Company paid fees to Rothschild Realty in connection with investment banking services of $500,000.

         Mr. Kaplan is also a manager of Rothschild Investors, the sole managing member of Five Arrows. On August 16, 1996, Five Arrows purchased from the Company 1,351,351 newly issued shares of Class A Preferred Stock for $25 million. In connection with such purchase, the Company agreed to appoint Mr. Kaplan as a director of the Company and to appoint Mr. Kaplan or another Class A Director to each committee of the Board.

                        FINANCIAL AND OTHER INFORMATION

         The Company's Annual Report for the fiscal year ended December 31, 1996, including financial statements and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, is being sent to stockholders of record as of the close of business on March 31, 1997, together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP, the Company's independent public accountants, has examined the Company's financial statements for the fiscal year ended December 31, 1996. The Company expects representatives of Ernst & Young LLP to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company by personal interview or telephone.

                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than December 22, 1997, for inclusion in the Company's proxy statement and form of proxy relating to the meeting.

                               VOTING PROCEDURES

         The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the Annual Meeting. Abstentions and "broker non-votes" (nominees holding shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote with respect to the election of directors because the vote required is the affirmative vote of the holders of a plurality of the shares entitled to be voted whose holders are present in person or represented by proxy (assuming the presence of a quorum) and will have the practical effect of a vote against the proposals with respect to the approval of the Amendment to the 1994 Stock Incentive Plan, the approval of the 1996 Stock Incentive Plan and the approval of the 1997 Stock Incentive Plan because the vote required is the affirmative vote of the holders of a majority of the shares entitled to be voted whose holders are present in person or represented by proxy and such a vote is one less vote for approval.

                                 OTHER MATTERS

         The Board of Directors knows of no matters other than those described in this Proxy Statement which are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

                                                                      EXHIBIT A1

                                  AMENDMENT TO
                       THE 1994 STOCK INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                                KEY EMPLOYEES OF
                          AMBASSADOR APARTMENTS, INC.,
                          AMBASSADOR APARTMENTS, L.P.
                                AND SUBSIDIARIES

                 The 1994 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries was adopted, effective August 31, 1994 (the "1994 Plan"), for the benefit of those officers, key employees and directors. The 1994 Plan is hereby amended as follows:

         1. Amendment. Section 2.1 of the 1994 Plan is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

         "The shares of stock subject to Options shall be shares of Common Stock, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed 469,000."

         2. No Further Amendment. Except as set forth above, the 1994 Plan shall continue in full force and effect without modification.





                                      A1-1

                                                                      EXHIBIT A2

                       THE 1994 STOCK INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                                KEY EMPLOYEES OF
                          AMBASSADOR APARTMENTS, INC.,
                          AMBASSADOR APARTMENTS, L.P.
                                AND SUBSIDIARIES

                 The 1994 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries (the "Plan") was adopted, effective August 31, 1994, for the benefit of those officers, key employees and directors. The purposes of the plan are as follows:
                 (1) To provide an additional incentive for Independent Directors of Ambassador Apartments, Inc., a Maryland corporation (the "Company") and officers and key Employees of the Company, Ambassador Apartments, L.P., a Delaware limited partnership (the "Operating Partnership") and their Subsidiaries (as such terms are defined in the Plan) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which will reflect such growth, development and financial success.
                 (2) To enable the Company, the Operating Partnership and the Subsidiaries to obtain and retain the services of such Independent Directors and key Employees considered essential to their long range success by offering them an opportunity to own stock in the Company which will reflect their growth, development and financial success.

                                   ARTICLE I
                                  DEFINITIONS

         1.1     GENERAL
                 Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.
         1.2     "AWARD LIMIT" shall mean 100,000 shares of Common Stock.
         1.3 "BENEFICIARY" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have predeceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective, upon delivery of such writing to the Committee.
         1.4     "BOARD" shall mean the Board of Directors of the Company.
         1.5 "CAPITAL STOCK" shall mean all classes or series of stock of the Company.
         1.6     "CAUSE" shall mean any one or more of the following have
         occurred:
                 (a) a finding by the Board that an Optionee has materially harmed any Employer through an act of dishonesty or material conflict of interest which relates to the performance of the Optionee's duties as an Employee, under his employment agreement or otherwise, or as a Director;
                 (b)      an Optionee's conviction of a felony;
                 (c) an Optionee's failure to perform his duties as an Employee, under his employment agreement or otherwise, or as a Director (other than a failure due to disability) after written notice specifying the failure and a reasonable opportunity to cure (it being understood that if an Optionee's failure to perform is not of a type requiring a single action to fully cure, then the Optionee may commence the cure promptly after such written notice and thereafter diligently prosecute such cure to completion); or
                 (d) the material breach by an Optionee of any of his obligations under his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, and the failure of the Optionee to cure such breach within 30 days after receipt by the Optionee of a written notice specifying in reasonable detail the nature of the breach. 1.7
         1.7 "CHANGE IN CONTROL" shall be deemed to have occurred if:
                 (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any other Employer, (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, or controlled directly or indirectly by the stockholders of the Company, or (iii) David M. Glickman, Richard F. Cavenaugh, The





                                      A2-1

         Prime Group, Inc. or Kemper Corporation, or any of their respective affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of Directors (referred to herein as "Voting Securities");
                 (b)      during any period of two consecutive years,
         individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;
                 (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
                 (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets. 1.8

         1.8 "CODE" shall mean the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.
         1.9     "COMMITTEE" shall mean the Compensation and Benefits
Committee of the Board, appointed as provided in Section 6.1, or the Board until such Committee is appointed or if required so that the Plan and this Agreement comply with the provisions of the exemptive rule under Section 16 of the Exchange Act.
         1.10 "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share.
         1.11 "COMMON UNITS" shall mean partnership units designated as "Common Units" under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.
         1.12 "COMPANY" shall have the meaning set forth in the first introductory paragraph.
         1.13 "COMPANY CHARTER" shall mean the Articles of Amendment and Restatement of the Articles of Incorporation of the Company, as amended from time to time.
         1.14 "COMPANY EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any entity which is then a Company Subsidiary.
         1.15 "COMPANY SUBSIDIARY" shall mean any corporation, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if all of them in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain; provided, however, that "Company Subsidiary" shall not include the Operating Partnership or any Operating Partnership Subsidiary.
         1.16    "DIRECTOR" shall mean a member of the Board.
         1.17 "DISABILITY" shall mean a physical or mental condition resulting from any medically determinable physical or mental impairment that renders an Optionee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted and can be expected to last for a continuous period of no less than six consecutive months, as determined by the Committee in good faith in its sole discretion.
         1.18 "EMPLOYEE" shall mean any Company Employee, Operating Partnership Employee or Property Partnership Employee.
         1.19 "EMPLOYER" shall mean the Company, a Company Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary.
         1.20 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.
         1.21 "EXPIRATION DATE" shall mean the last day of the term of the Option as established in Section 4.3.
         1.22 "EXCHANGE FACTOR" shall have the meaning set forth in the Exchange Rights Agreement, dated as of the date upon which Common Stock is first issued in connection with the Offering, among the Company and all existing limited partners of the Operating Partnership, as such agreement may be amended from time to time, including but not limited to any amendment to make a future limited partner of the Operating Partnership a party to such agreement.
         1.23 "FAIR MARKET VALUE" of a share of Common Stock shall mean the per share value of the Common Stock as of a given date, determined as follows:
                 (a) If the Common Stock is listed or admitted for trading on the New York Stock Exchange (or if not, on another national securities exchange upon which the Common Stock is listed), the Fair Market





                                      A2-2

         Value of the Common Stock is the average of the closing quotations for such stock based on composite transactions for the New York Stock Exchange (or if not listed on it, such other national securities exchange) for the five Trading Days ending at the close of business on the day prior to such given date.
                 (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of the Common Stock is the average of the last sales price (if the stock is then listed as a national market issue under the NASDAQ System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock for the five Trading Days ending at the close of business on the day preceding such given date as reported by the ASDAQ System (or such similar quotation system).
                 (c) If neither clause (a) nor clause (b) of this definition is applicable, or the Board determines in good faith that the value determined in accordance with clause (a) or (b), as otherwise applicable, does not represent the fair market value of the shares within the meaning of Section 422 or Section 162(m) of the Code, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board in good faith and in accordance with uniform principles consistently applied.
                 (d) The term "Trading Day" as used in this Section shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean any business day.
         1.24    "GOOD REASON" shall mean:
                 (a) the breach by an Employer of any of its obligations under any written employment agreement which may exist between an Employer and an Employee and the failure of the Employer to cure such breach within 60 days after receipt by the Employer of a written notice from the Employee specifying in reasonable detail the nature of the breach; or
                 (b) any material diminution in the scope of an Employee's responsibilities and duties.
         1.25 "INCENTIVE STOCK OPTION" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.
         1.26 "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not also an Employee.
         1.27    "INITIAL GRANTS" shall have the meaning set forth in
Section 3.3
         1.28 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option.
         1.29 "OFFERING" shall mean the initial public offering of Common Stock pursuant to the Securities Act.
         1.30 "OPERATING PARTNERSHIP" shall have the meaning set forth in the first introductory paragraph.
         1.31 "OPERATING PARTNERSHIP EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Operating Partnership or any entity which is then an Operating Partnership Subsidiary (other than a Property Partnership Employee).
         1.32 "OPERATING PARTNERSHIP PURCHASE PRICE" shall have the meaning set forth in Section 5.4.
         1.33 "OPERATING PARTNERSHIP SUBSIDIARY" shall mean each of the Property Partnerships or any other corporation, partnership or other entity (other than the Operating Partnership) in an unbroken chain beginning with the Operating Partnership if all of them in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others.
         1.34 "OPTION" shall mean a stock option granted pursuant to this Plan. An Option granted pursuant to this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and to Employees who are not Employees of the Company or of a Subsidiary Corporation shall be Non-Qualified Stock Options.
         1.35    "OPTION AGREEMENT" shall have the meaning set forth in
Section 4.1.
         1.36 "OPTIONEE" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.
         1.37 "PLAN" shall mean The 1994 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries, as amended from time to time.
         1.38 "PROPERTY PARTNERSHIP" shall mean Ambassador Texas Partners, L.P., Ambassador I, L.P., Ambassador II, L.P., each of which is a limited partnership, and any other Operating Partnership Subsidiary designated as such by the Board.





                                      A2-3

         1.39 "PROPERTY PARTNERSHIP EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of Property Partnership or any entity which is then a Property Partnership Subsidiary.
         1.40 "PROPERTY PARTNERSHIP PURCHASE PRICE" shall have the meaning set forth in Section 5.5(a).
         1.41 "PROPERTY PARTNERSHIP SUBSIDIARY" shall mean any corporation, partnership, or other entity (other than a Property Partnership) in an unbroken chain beginning with a Property Partnership if all of them in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or total combined voting power of all classes of stock or other interests in each of the others.
         1.42 "RETIREMENT" shall mean (a) an Employee's Termination of Employment upon or after attainment of age 65 and completion of five years of service with the Company and/or any other Employer or at such earlier time with the permission of the Committee, or (b) a Director's Termination of Directorship upon or after attainment of age 65.
         1.43 "RULE 16B-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
         1.44 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.
         1.45 "STOCK OWNERSHIP LIMIT" shall mean (a) the "Common Stock Ownership Limit" restrictions on ownership and transfer provided in the Company Charter; (b) the "Aggregate Stock Ownership Limit" restrictions on ownership and transfer provided in the Company Charter; and (c) any other restrictions on ownership or transfer set forth in the Company Charter.
         1.46 "SUBSIDIARY" shall mean a Company Subsidiary or an Operating Company Subsidiary (including, without limitation, any Property Partnership and Property Partnership Subsidiary).
         1.47 "SUBSIDIARY CORPORATION" shall mean a Company Subsidiary that qualifies as a subsidiary corporation within the meaning of Section 424(f) of the Code.
         1.48 "TEN PERCENT SHAREHOLDER" shall mean an Employee who owns (or is deemed to own by reason of the attribution rules of Section 424(d) of the
Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Company Subsidiary that is a Subsidiary Corporation.
         1.49 "TERMINATION OF DIRECTORSHIP" shall mean the time when an Optionee who was an Independent Director ceases to be a Director of the Company for any reason.
         1.50 "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Optionee and an Employer is terminated for any reason, other than (a) termination where there is a simultaneous reemployment or continuing employment of an Optionee by another Employer, and (b) at the sole and absolute discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship that does not exceed one year; provided, however, that, if an Employer ceases to qualify as same under the Plan as a result of a sale of stock or other interests or any similar event, a Termination of Employment of the Optionees who were employed by such Employer immediately prior to such cessation shall be deemed to have occurred. Subject to the terms of any written employment agreement between an Employer and Employee, the Committee, in its sole and absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for Cause or a resignation by the employee for Good Reason, and all questions of whether particular leaves of absence shall constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, an Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
         1.51    GENDER AND NUMBER
                 Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

         2.1     SHARES SUBJECT TO PLAN
                 The shares of stock subject to Options shall be shares of Common Stock, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed 469,000*. The shares of Common Stock issuable upon exercise of an Option may be either previously authorized but unissued shares or





                                      A2-4
issued shares which have been repurchased by the Company. Notwithstanding anything herein to the contrary, no single Optionee may be granted Options in any year to purchase shares of Common Stock which, in the aggregate, are more than the Award Limit.
         2.2     UNEXERCISED OPTIONS AND OTHER RIGHTS
                 If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be the subject of an Option granted hereunder so long as the Optionee to whom such Options had previously been granted received no benefits of ownership of the underlying shares of Common Stock to which such Options related.
         2.3     EFFECT OF CERTAIN EXERCISES
                 If any shares of Common Stock issuable pursuant to any Option are surrendered as a payment for the price due on the exercise of said Option, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event shares of Common Stock are withheld pursuant to
Section 7.6 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 7.6 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

                                  ARTICLE III
                              GRANTING OF OPTIONS

         3.1     ELIGIBILITY
                 Employees eligible to participate in the Plan are those full or part-time officers and other Employees who are responsible for or contribute to the management, growth or profitability of the Company and the other Employers and who are selected from time to time by the Committee, in its sole and absolute discretion. Independent Directors shall be eligible to be granted Non-Qualified Stock Options at the times and in the amounts set forth in
Section 3.3 and Section 3.5.
         3.2     QUALIFICATION OF INCENTIVE STOCK OPTIONS
                 No Incentive Stock Option shall be granted unless such Option when granted qualifies as an "incentive stock option" under Section 422 of the Code, including, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the provisions of Section 422(c)(5) of the Code which provides that an Incentive Stock Option granted to a Ten Percent Shareholder must have an Option price of at least 110% of the Fair Market Value of the stock subject thereto on the date of grant and cannot have a term longer than five years. Options granted under the Plan to Employees who are not Employees of the Company or of a Subsidiary Corporation do not qualify as "incentive stock options" under Sections 422 of the Code. Unless the Committee in its sole discretion provides otherwise in the Option Agreement, if all or any portion of an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code (a) does not qualify as such when granted, such Option (or such portion) shall be treated as a Non-Qualified Option, and (b) qualified as an "incentive stock option" when granted but later no longer qualifies as such, such Option (or such portion) shall thereafter be treated as a Non-Qualified Stock Option. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary Corporation) exceed $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For these purposes, the Fair Market Value shall be determined as of the date of grant of the Option.





                                      A2-5

         3.3     INITIAL GRANTS
                 Subject to Section 7.5, effective on the date of the first closing of the sale of Common Stock pursuant to the Offering, the Company shall grant Non-Qualified Stock Options (the "Initial Grants") to the following Company Employees and Directors in the respective amounts indicated:

                                                                                          SHARES SUBJECT
                                                                                            TO OPTIONS
                                                                                          --------------
 Michael W. Reschke                    Chairman of the Board                                  90,000

 David M. Glickman                     Vice Chairman of the Board and Chief                   90,000
                                       Executive Officer
 Richard F. Cavenaugh                  President and Chief Operating Officer                  90,000

 Adam D. Peterson                      Senior Vice President and Chief Financial              42,000
                                       Officer

 Warren H. John                        Vice President - Operations                            10,000

 Norman R. Bobins                      Director                                                7,500
 David B. Heller                       Director                                                7,500

 Richard F. Levy                       Director                                                7,500

 Jane R. Patterson                     Director                                                7,500

         3.4     GRANTING OF OPTIONS TO KEY EMPLOYEES
                 (a)      Subject to availability of shares as provided under
         Section 2.1 and 7.2, the Committee shall from time to time, in its absolute discretion:
                          (i) Determine which Employees are key Employees and select from among the key Employees (including Employees to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;
                          (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees;
                          (iii) Subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and
                          (iv) Determine the terms and conditions of such Options, consistent with this Plan, including, but not limited to, such terms and conditions as may be required by Section 162(m) of the Code.
                 (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary (or other authorized officer of the Company) to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, to the extent that ti does not violate the Award Limit, the Committee may, in its sole and absolute discretion and on such terms as it deems appropriate, require as a condition to the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to such Employee under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.
                 (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code; provided, however, that prior to such modification the Committee must obtain a written consent of the Optionee relating to such modification.
         3.5     GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS
                 Subject to the Award Limit and Stock Ownership Limit, when a person is initially elected to the Board and is then an Independent Director, such new Independent Director automatically shall be granted an Option





                                      A2-6
to purchase 7,500 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of his election to the Board. No additional grants of Options may be made to such Independent Directors under this Plan.

                                   ARTICLE IV
                                TERMS OF OPTIONS

         4.1     OPTION AGREEMENT
                 Each Option shall be evidenced by a written Option Agreement (the "Option Agreement"), which shall be executed by the Optionee and an authorized officer of the Company (and in the case of an Option granted to an Employee, his Employer, if different), and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
         4.2     OPTION PRICE
                 Subject to Section 3.2, the price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the price of each share subject to (a) an Option granted as part of the Initial Grants shall be equal to the initial public offering price of the shares of Common Stock in the Offering, (b) any other Option granted to an Employee shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (c) any other Option granted to an Independent Director shall equal 100% of the Fair Market Value of such shares on the Date such Option is granted without variation hereunder.
         4.3     OPTION TERM
                 Subject to Section 3.2, the term of an Option shall be set by the Committee in its sole and absolute discretion; provided, however, that (a) each Option granted as part of the Initial Grants shall have a term of ten years, (b) any other Option granted to an Employee shall have a term of not more than ten years from the date the Option is granted, and (c) each other Option granted to an Independent Director shall have a term of ten years without variation or acceleration hereunder. The last day of the terms of the Option shall be the Option's Expiration Date.
         4.4     OPTION VESTING
                 (a) No Option may be exercised in whole or in part until it has vested or otherwise becomes exercisable in accordance with the terms of this Plan or the Option Agreement pursuant to which such Option was granted.
                 (b) Options granted as Initial Grants shall vest at the following rates for service as an Employee, as applicable, following the date of completion of the Offering:

                  PERIOD OF SERVICE
                  FROM DATE OF COMPLETION
                  OF THE OFFERING                                                              PERCENT VESTED
                  -----------------------                                                      --------------
                  Less than 1 year                                                                         0%

                  1 year                                                                             33-1/3%

                  Each additional month after 1 year                                         1/12 of 33-1/3%

                  After total of 3 years                                                                 100%

                 (c)      Options granted to Independent Directors under
         Section 3.5, including Options granted as Initial Grants, shall vest at the following rates for service as a Director following the date of grant:

                  PERIOD OF SERVICE
                  FROM DATE OF GRANT                                                           PERCENT VESTED
                  ------------------                                                           --------------
                  Less than 1 year                                                                         0%

                  1 year                                                                             33-1/3%

                  Each additional month after 1 year                                         1/12 of 33-1/3%

                  After total of 3 years                                                                 100%





                                      A2-7

                 (d) With respect to Options granted to Employees other than Initial Grants, the period during which the right to exercise an Option in whole or in part vests in the Optionee shall be determined by the Committee and set forth in the Option Agreement, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted and that such Option may vest in one or more installments; provided, however, that no Option shall vest or become exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted. At any time after grant of an Option to an Employee, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which all or any portion of an Option granted to an Employee vests or becomes exercisable.
                 (e) Subject to the terms of any written employment agreement between an Employer and an Employee, upon an Employee's Termination of Employment for Cause, any and all Options held by such Employee (whether or not vested or exercisable) shall be forfeited and shall immediately terminate effective with such Termination of Employment; provide, however, that the Committee may in its sole discretion provide that all or a part of any Option, to the extent exercisable as of such date, can be exercised for a period of up to one month from the date of Termination or the Expiration Date if earlier.
                 (f) The portion of any Option granted to an Employee that has not vested and become exercisable upon the Employee's Termination of Employment shall be forfeited and shall immediately terminate effective with such Termination of Employment; provided, however, that in the sole discretion of the Committee, the Option Agreement with respect to an Employee may provide that the unvested portion of any Option shall immediately become vested and exercisable (in whole or in part) in the event of a Change in Control, the Employee's Termination of Employment by reason of his Disability, by the Employer not for Cause, by the Employee for Good Reason, as a result of the Employee's Retirement, or if the Employee dies while an Employee.
                 (g) The portion of any Option granted to an Independent Director that has not vested and become exercisable upon the Director's Termination of Directorship shall be forfeited and shall immediately terminate effective with such Termination of Directorship; provided, however, that the unvested portion of any Option granted to an Independent Director shall immediately become vested and exercisable in full in the event of a Termination of Directorship for any reason other than Cause.
         4.5     EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT OR
                 DIRECTORSHIP
                 (a) An Option granted to an Employee is exercisable by the Optionee only while he is an Employee; provided, however, that the Committee may determine in its sole discretion and an Option Agreement may provide that an Option granted to an Employee may be exercised by the Optionee, to the extent that the Optionee could have done so immediately preceding his Termination of Employment (and to the extent, if any, such Option became exercisable under the Option Agreement as a result of such termination), subsequent to such Optionee's Termination of Employment, subject to the following limitations:
                          (i) If the Optionee dies while an Employee, his Beneficiary may exercise the Option not later than 12 months after the Optionee's death; or
                          (ii) If the Optionee's Termination of Employment is due to the Optionee's Disability or Retirement, the Optionee (or his personal representative) may exercise the Option no later than 12 months after such termination; or
                          (iii) If the Optionee's Termination of Employment is for any reason other than those set forth in (i) or (ii) above and is not for Cause, the Optionee may exercise the Option within three months after such termination; or
                          (iv)    If the Optionee dies during a period
                 described in clause (ii) or (iii) above for the exercise of an Option after his Termination of Employment, his Beneficiary may exercise such Option no later than the expiration of such extended period; or
                          (v) If the Optionee's Termination of Employment is for Cause, the Optionee may not exercise any portion of his Option thereafter except to the extent and at the times permitted by the Committee in accordance with Section 4.4(e); and
                          (vi) Notwithstanding (i) through (v) above or anything in an Option Agreement or the Plan to the contrary
                 (A) at any time after the grant of an Option to an Employee, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions it selects, may provide that the Option may be exercised after the relevant extended period set forth above, and (B) no Option may be exercised later than its Expiration Date in any circumstances.

                 (b) An Option granted to an Independent Director may be exercised only while he is an Independent Director; provided, however, that an Option Agreement evidencing a grant to an Independent
         Director shall provide that the Option may be exercised, to the extent that the Optionee could have done so





                                      A2-8
         immediately preceding his Termination of Directorship (and to the extent, if any, such Option became exercisable under the Option Agreement as a result of such termination), subsequent to such Optionee's Termination of Directorship, subject to the following limitations:
                          (i) If the Optionee dies while a Director, his Beneficiary may exercise the Option within 12 months after the Optionee's death; or
                          (ii) If the Optionee's Termination of Directorship is due to Disability or Retirement, the Optionee (or his personal representative) may exercise the Option no later than 12 months after such termination; or
                          (iii) If the Optionee's Termination of Directorship is for any reason other than for Cause or for a reason set forth in (i) or (ii) above, the Optionee may exercise the Option within three months after such termination; or
                          (iv)    If the Optionee dies during a period
                 described in clause (ii) or (iii) above for the exercise of an Option after his Termination of Directorship, his Beneficiary may exercise such Option no later than the expiration of such extended period; or
                          (v) If the Optionee's Termination of Directorship is for Cause, the Optionee may not exercise any portion of the Option after such termination; and
                          (vi) Notwithstanding (i) through (v) above, no Option may be exercised later than the Option's Expiration Dated.
         4.6     LIMITATION IN TERMS OF OPTION
                 The Company shall not grant an Option which, and no Option shall be exercisable to the extent that it, will, or is likely to, result in a violation of Section 5.11.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

         5.1     PARTIAL EXERCISE
                 An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
         5.2     MANNER OF EXERCISE
                 All or a portion of an exercisable Option shall be deemed exercised upon:
                 (a) Delivery of all of the following to the Secretary of the Company or his office (or his delegate):
                          (i)     A written notice complying with the
                 applicable rules established by the Committee, stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person than entitled to exercise the Option or a portion thereof, and a copy thereof shall be delivered at the same time to the Operating Partnership with respect to an Operating Partnership Employee and to the Property Partnership with respect to a Property Partnership Employee;

                          (ii) Such representations and documents as the Committee, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also takes whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                          (iii)   In the event that the Option shall
                 be properly exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
                 (b) Full payment in cash, by certified or bank check or other instrument acceptable to the Committee for the shares with respect to which the Option, or portion thereof, is being exercised to:
                          (i) the Secretary of the Company (with respect to an Option of an Independent Director and a Company Employee);
                          (ii) the Operating Partnership (with respect to an Option of an Operating Partnership Employee); or
                          (iii) the Property Partnership (with respect to Options of a Property Partnership Employee).
         Notwithstanding the preceding sentence, at the sole and absolute discretion of the Committee and subject to Section 5.7, the terms of an Option granted to any Employee may:





                                      A2-9

                          (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee duly endorsed for transfer with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or the portion thereof intended to be paid through the delivery of shares of Common Stock; or
                          (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon the exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or the portion thereof intended to be paid through the delivery of shares of Common Stock, including a "cashless exercise"; or
                          (iii) (x) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised,
                 (y) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration, or (z) allow payment through any combination of the consideration provided in clauses (i), (ii) and (iii).
         5.3     TRANSFER OF SHARES TO A COMPANY EMPLOYEE OR INDEPENDENT
                 DIRECTOR
                 Subject to Section 5.8, as soon as practicable after receipt by the Company, pursuant to Section 5.2(b)(i), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an Independent Director or a Company Employee (or any Beneficiary thereof), the Company shall transfer to the Optionee the number of shares to which such Optionee is entitled upon such exercise.
         5.4 TRANSFER OF SHARES TO AN OPERATING PARTNERSHIP EMPLOYEE Subject to Section 5.8, as soon as practicable after receipt by the Operating Partnership pursuant to Section 5.2(b)(ii), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an Operating Partnership Employee (or any Beneficiary thereof), with respect to each such exercise:
                 (a) the Company shall sell to the Operating Partnership and the Operating Partnership shall purchase the number of shares for which such Option is being exercised for an aggregate purchase price (the "Operating Partnership Purchase Price") equal to the product of
         (i) the number of such shares multiplied by (ii) the Fair Market Value of a share of Common Stock on the date of the exercise; and
                 (b) the Operating Partnership shall sell such shares to the Optionee in return for the amount of the payment made by the Optionee to the Operating Partnership pursuant to Section 5.2(b).
         5.5     TRANSFER OF SHARES TO A PROPERTY PARTNERSHIP EMPLOYEE
                 Subject to Section 5.8, as soon as practicable after receipt by a Property Partnership, pursuant to Section 5.2(b)(iii), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is a Property Partnership Employee (or any Beneficiary thereof), with respect to each such exercise:
                 (a) the Company shall sell to the Property Partnership and the Property Partnership shall purchase the number of shares of Common Stock for which such Option is being exercised for an aggregate purchase price (the "Property Partnership Purchase Prices") equal to the product of (i) such number of shares multiplied by (ii) the Fair Market Value of a share of Common Stock on the date of exercise; and
                 (b) the Property Partnership shall sell such shares to the Optionee in return for the amount of the payment made by the Optionee to the Property Partnership pursuant to Section 5.2(b).
         5.6     TRANSFER OF PAYMENT TO THE PARTNERSHIP
                 As soon as practicable after receipt by the Company with respect to the exercise of any Option, or portion thereof, of the amount described in Section 5.2(b)(i), the Operating Partnership Purchase Price or the Property Partnership Purchase Price, the Company shall transfer to the Operating Partnership an amount of cash equal to such payment and the Operating Partnership shall issue additional Common Units to the Company corresponding to the number of shares of Common Stock issuable upon the exercise of the relevant Option multiplied by a fraction, the numerator of which is one and the denominator of which is the Exchange Factor in effect on the date of such transfer.
         5.7     CERTAIN TIMING REQUIREMENTS
                 At the sole and absolute discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise (a) during the period beginning on the third business day following the date of the release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date, or (b) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes which election is made at least six months prior to the payment of such Option price or withholding taxes.
         5.8     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES
                 No certificate or certificates for shares of stock purchased upon the exercise of any Option, or portion thereof, shall be required to be issued prior to fulfillment of all of the following conditions:





                                     A2-10

                 (a)      The admission of such shares to listing on all stock
         exchanges on which     such class of stock is then listed;
                 (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;
                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;
                 (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons for administrative convenience; and
                 (e) The receipt of full payment for such shares, including payment of any applicable withholding tax in accordance with
         Section 7.6.
         5.9     RIGHTS AS STOCKHOLDERS
                 The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued to such holders.
         5.10    OWNERSHIP AND TRANSFER RESTRICTIONS
                 Shares acquired through the exercise of an Option shall be subject to the restrictions on ownership and transfer set forth in the Company Charter. The Committee, in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate in order to preserve the qualification of the Company as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within the later to occur of (a) two years from the date of granting such Option to such Employee or (b) one year after the transfer of such shares to such Employee. Any such restriction or notice requirement shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.
         5.11    RESTRICTIONS ON EXERCISE OF OPTION
                 An Option is not exercisable if, in the sole and absolute discretion of the Committee, the exercise of such Option would likely result in any of the following:
                 (a) The Optionee's ownership of Capital Stock being in violation of the Stock Ownership Limit; or
                 (b) Income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.
                 Notwithstanding any other provision of this Plan, the Optionee shall have no rights under this Plan to acquire Common Stock which would otherwise be prohibited under the Company Charter.


                                   ARTICLE VI
                                 ADMINISTRATION

         6.1     COMMITTEE
                 The Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is not then an Employee and each of whom is both a "disinterested person" as defined by Rule 16b-3 and an "outside director" within the meaning of Section 162(m) (4) (c) (ii) of the Code; provided, however, that if one or more of the members of the Committee does not qualify as such a "disinterested person" or "outside director" at the time any Option is granted, such Option nevertheless shall be deemed to be properly authorized and issued under the Plan and shall remain in full force and effect subject to the other terms and conditions contained in the Plan and the relevant Option Agreement. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
         6.2     DUTIES AND POWERS OF COMMITTEE
                 It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the





                                     A2-11
general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee.
         6.3     MAJORITY RULE
                 The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.
         6.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee or Board incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and the Company's officers and Directors and all other persons charged with responsibility for administering the Plan shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all persons, including the Optionees and the Employers. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
         6.5     DELEGATION OF AUTHORITY
                 The Committee may, in its sole and absolute discretion, delegate to the Chief Financial Officer, the Secretary or any other proper officer of the Company, or more than one of them, any or all of the administrative duties and authority of the Committee under this Plan, other than the authority to make grants or awards under this Plan to Employees who are officers of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company's stockholders under the Exchange Act, to determine the price, timing or amount of such grants or awards or to determine any other matter required by Rule 16b-3 or Code Section 162(m) to be determined in the sole and absolute discretion of the Committee.
         6.6     NO LIABILITY
                 No member of the Board or the Committee, or Director, officer of the Company or other Employee shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person with respect to this Plan so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.
         6.7     INDEMNIFICATION
                 To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers of the Company and the Employees shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1     NOT TRANSFERABLE
                 Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that, subject to the Stock Ownership Limit, an Optionee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death, and, with respect to Non-Qualified Stock Options granted to Employees, the Committee, in its sole discretion, may provide in the Option Agreement that the Optionee may transfer, without consideration of the transfer, all or a portion of his Options to members of his immediate family (i.e., children, grandchildren or spouse), no trusts for the benefit of immediate family members and to partnerships in which such family members are the only parties. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or to an immediate family member if provided in the Option Agreement. Except as provided in this Section 7.1 and the Option Agreement, an Option shall be exercised during the Optionee's lifetime only the Optionee or his guardian or legal representative.





                                     A2-12

         7.2     AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN
                 This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Notwithstanding the foregoing, the provisions of the Plan relating to the grant of Options to Independent Directors and the terms of such Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder. Furthermore, without approval of the Company's stockholders given with 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 7.3, materially increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of
Section 4.2, materially increase the benefits accruing to Independent Directors under Section 3.5, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or otherwise materially increase the benefits accruing to participants under the Plan and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Option may be granted or awarded during any period of suspension not after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:
                 (a) the expiration of ten years from the date the Plan is adopted by the Board; or
                 (b) the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.5.
         7.3     CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY
                 In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number of kind of shares or other securities of the Company, by reason of recapitalization, reclassification, stock split up, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares of stock for the purchase of which Options may be granted, including adjustments of the limitation in Section 2.1 (and to the extent permitted under Section 162(m) of the Code, the Award Limit) on the maximum number and kind of shares of stock which may be issued and adjustments in the number of shares which may be automatically issued to Independent Directors pursuant to Section 3.5.
                 In the event of such a change or exchange other than by reason of reorganization (and other than for stock or securities of another corporation, which shall be subject to the provisions of Section 7.4, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares of stock as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares of stock, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).
                 Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.
                 In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee may, in its sole and absolute discretion (or, in the case of Options granted to Independent Directors, if it determines that no contravention of the requirements of Rule 16b-3(c)(2)(ii) will result), make an appropriate and equitable adjustment to the Option price to reflect such diminution.
         7.4     MERGER OF THE COMPANY
                 In the event of the merger or consolidation of the Company with or into another corporation or other entity, the exchange of all or substantially all of the assets of the Company for the securities of another or other entity, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:
                 (a) At the sole and absolute discretion of the Committee, the terms of an Option may provide that it may not be exercised after such event; and
                 (b) In its sole and absolute discretion, and on such terms as it shall deem appropriate, the Committee may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option shall be exercisable as to all shares of stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement evidencing such Option.





                                     A2-13

         7.5 EFFECTIVE DATE; APPROVAL OF PLAN BY STOCKHOLDERS; COMPLETION OF OFFERING
                 Subject to the approval of the Company's stockholders (by the holders of a majority of the shares of the Company present or represented and entitled to vote at the meeting at which the Plan is considered), the Plan shall be effective as of August 31, 1994 and shall continue in effect thereafter until terminated or suspended by the Committee. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the later of the time when this Plan is approved by the stockholders or the completion of the Offering, and provided further, that all Options granted under this Plan shall be canceled and become null and void and of no effect, retroactive to the date of grant, and the Plan shall be null and void and of no effect, retroactive to the date of Board approval, upon the earlier to occur of (a) the Plan is not approved by Company's stockholders prior to the first anniversary of its approval by the Board, or (b) the expiration of the Offering without completion. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.
         7.6     TAX WITHHOLDING
                 Each Optionee shall, no later than the date as of which the value of any shares received upon the exercise of an Option first becomes includable in gross income for federal income tax purposes, pay or make arrangements satisfactory to the Committee regarding payment of any sums required by federal, state or local tax law to be withheld with respect to such Option. Subject to the timing requirements of Section 5.7, the Committee may, in its sole and absolute discretion, allow such Optionee to elect to have shares of Common Stock withheld (or allow the return of shares of Common Stock) having a Fair Market Value equal to all or a portion of the sums required to be withheld. If, as allowed by the Committee, the Optionee elects to have shares of Common Stock withheld (or allow the return of shares of Common Stock) having a Fair Market Value equal to all or a portion of the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will equal to the Fair Market Value of such shares (less any costs or taxes associated with the sale of such shares) on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the Tax Date (or such earlier date as may be applicable under Section 5.7), (b) the election must be irrevocable, (c) the election shall be subject to the disapproval of the Committee, (d) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder, and (e) any stock ownership resulting from such withholding shall not violate the Stock Ownership Limit set forth in the Company Charter.
         7.7     LOANS
                 The Committee may, in its sole and absolute discretion, extend one or more loans to key Employees in connection with the exercise of Options granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.
         7.8     LIMITATIONS APPLICABLE TO SECTION 16 PERSONS
                 Notwithstanding any other provision of this Plan, any Option granted to a key Employee who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) the compliance with which is necessary for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by the reference and made part of this Plan.
         7.9     EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS
                 The adoption of this Plan shall not affect any other compensation or incentive plans established by the Company, the Operating Partnership, the Property Partnerships or any other Employer. Nothing in this Plan shall be construed to limit the right of any of them, (a) to establish any other forms of incentives or compensation for their employees and directors or
(b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not limited to the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.
         7.10    COMPLIANCE WITH LAWS
                 This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock upon the exercise of Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.
Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem





                                     A2-14
necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
         7.11    TITLES
                 Titles are provided herein for convenience only and are not intended to be the basis for interpretation or construction of this Plan.
         7.12    GOVERNING LAW
                 This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Illinois without regard to conflicts of laws thereof.

















*As amended. The 1994 Stock Incentive Plan, as originally adopted, provided for options with respect to a maximum of 425,000 shares of Common Stock.





                                     A2-15

                                                                       Exhibit B

                  THE [1996](1) [1997](2) STOCK INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                                KEY EMPLOYEES OF
                          AMBASSADOR APARTMENTS, INC.,
                          AMBASSADOR APARTMENTS, L.P.
                                AND SUBSIDIARIES

                 The [1996](1) [1997](2) Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries (the "Plan") was adopted, effective [December 19, 1996,](1) [January 1, 1997,](2) for the benefit of those officers, key employees and directors. The purposes of the plan are as follows:
                 (1) To provide an additional incentive for officers, directors and key employees of Ambassador Apartments, Inc., a Maryland corporation (the "Company"), Ambassador Apartments, L.P., a Delaware limited partnership (the "Operating Partnership"), and their Subsidiaries (as such terms are defined in the Plan) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which will reflect such growth, development and financial success.
                 (2) To enable the Company, the Operating Partnership and the Subsidiaries to obtain and retain the services of such officers, directors and key employees considered essential to their long term success by offering them an opportunity to own stock in the Company which will reflect their growth, development and financial success.

                                   ARTICLE I
                                  DEFINITIONS

         1.1     GENERAL
                 Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.
         1.2     "AWARD LIMIT" shall mean [100,000](1) [1,200,000](2) shares of
Common Stock.
         1.3 "BENEFICIARY" shall mean the person or persons properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have predeceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective, upon delivery of such writing to the Committee.
         1.4     "BOARD" shall mean the Board of Directors of the Company.
         1.5 "CAPITAL STOCK" shall mean all classes or series of stock of the Company.
         1.6     "CAUSE" shall mean any one or more of the following have
occurred:
                 (a) a finding by the Board that an Optionee has materially harmed the Company or the Operating Partnership through an act of dishonesty or material conflict of interest which relates to the performance of the Optionee's duties as an Employee, under his employment agreement or otherwise, or as a Director;
                 (b)      an Optionee's conviction of a felony;
                 (c) an Optionee's failure to perform in any material respect his duties as an Employee, under his employment agreement or otherwise, or as a Director (other than a failure due to disability) after written notice specifying the failure and a reasonable opportunity to cure (it being understood that if an Optionee's failure to perform is not of a type requiring a single action to fully cure, then the Optionee may commence the cure promptly after such written notice and thereafter diligently prosecute such cure to completion); or
                 (d) the material breach by an Optionee of any of his obligations under his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, and the failure of the Optionee to cure such breach within 30 days after receipt by the Optionee of a written notice specifying in reasonable detail the nature of the breach. 1.7 "CHANGE IN CONTROL" shall be deemed to have occurred if:
                 (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any other Employer, (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, or controlled directly or indirectly by the stockholders of the Company, or (iii) David M. Glickman or any of his affiliates becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of Directors (referred to herein as "Voting Securities"); or
                 (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or
                 (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and such transaction is consummated; or
                 (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale, assignment, conveyance, transfer, lease or other disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets, and such transaction is consummated.
         1.8 "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
         1.9 "COMMITTEE" shall mean a committee of the Board, appointed as provided in Section 6.1, or the Board until such Committee is appointed or if required so that the Plan and this Agreement comply with the provisions of the exemptive rule under Section 16 of the Exchange Act.
         1.10 "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share.
         1.11 "COMMON UNITS" shall mean partnership units designated as "Common Units" under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended from time to time.
         1.12 "COMPANY" shall have the meaning set forth in the first introductory paragraph.
         1.13 "COMPANY CHARTER" shall mean the Articles of Amendment and Restatement of the Articles of Incorporation of the Company, as amended and supplemented from time to time.
         1.14 "COMPANY EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any entity which is then a Company Subsidiary.
         1.15 "COMPANY SUBSIDIARY" shall mean any corporation, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if all of them in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain; provided, however, that "Company Subsidiary" shall not include the Operating Partnership or any Operating Partnership Subsidiary.
         1.16    "DIRECTOR" shall mean a member of the Board.
         1.17 "DISABILITY" shall mean a physical or mental condition resulting from any medically determinable physical or mental impairment that renders an Optionee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted and can be expected to last for a continuous period in the aggregate of no less than four consecutive months, as determined by the Committee in good faith in its sole discretion.
         1.18 "EMPLOYEE" shall mean any Company Employee, Operating Partnership Employee or Property Partnership Employee.
         1.19 "EMPLOYER" shall mean the Company, a Company Subsidiary, the Operating Partnership or an Operating Partnership Subsidiary.
         1.20 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.
         1.21 "EXPIRATION DATE" shall mean the last day of the term of the Option as established in Section 4.3.
         1.22 "EXCHANGE FACTOR" shall have the meaning set forth in the Exchange Rights Agreement, dated as of August 31, 1994, among the Company and certain limited partners of the Operating Partnership, as such agreement may be amended from time to time, including but not limited to any amendment to make a future limited partner of the Operating Partnership a party to such agreement.

         1.23 "FAIR MARKET VALUE" of a share of Common Stock shall mean the per share value of the Common Stock as of a given date, determined as follows:
                 (a) If the Common Stock is listed or admitted for trading on the New York Stock Exchange (or if not, on another national securities exchange upon which the Common Stock is listed), the Fair Market Value of the Common Stock is the last reported sales price of the Common Stock for composite transactions on the New York Stock Exchange (or if not listed on the New York Stock Exchange, such other national securities exchange) on such date or, if there were no sales on such date, the last date on which there were sales.
                 (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System") or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of the Common Stock is (i) if the Common Stock is then listed as a national market issue under the NASDAQ System, the last reported sales price of the Common Stock on the NASDAQ System on such date or, if there were no sales on such date, the last date on which there were sales or (ii) if the Common Stock is then not listed as a national market issue under the NASDAQ System, the mean between the closing representative bid and asked prices for the Common Stock on the NASDAQ System (or such similar quotation system) on such date.
                 (c) If neither clause (a) nor clause (b) of this definition is applicable, or the Board determines in good faith that the value determined in accordance with clause (a) or (b), as otherwise applicable, does not represent the fair market value of the shares within the meaning of Section 422 or Section 162(m) of the Code, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board in good faith and in accordance with uniform principles consistently applied.
         1.24    "GOOD REASON" shall mean:
                 (a) the material breach by an Employer of its obligations under any written employment agreement which may exist between an Employer and the Employee and the failure of the Employer to cure such breach within 30 days after receipt by the Employer of a written notice from the Employee specifying in reasonable detail the nature of the breach; or
                 (b) any material diminution in the scope of an Employee's responsibilities and duties.
         1.25 "INCENTIVE STOCK OPTION" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.
         1.26 "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not also an Employee.
         1.27 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option.
         1.28 "OPERATING PARTNERSHIP" shall have the meaning set forth in the first introductory paragraph.
         1.29 "OPERATING PARTNERSHIP EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Operating Partnership or any entity which is then an Operating Partnership Subsidiary (other than a Property Partnership Employee).
         1.30 "OPERATING PARTNERSHIP PURCHASE PRICE" shall have the meaning set forth in Section 5.4.
         1.31 "OPERATING PARTNERSHIP SUBSIDIARY" shall mean each of the Property Partnerships or any other corporation, partnership or other entity (other than the Operating Partnership) in an unbroken chain beginning with the Operating Partnership if all of them in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others.
         1.32 "OPTION" shall mean a stock option granted pursuant to this Plan. An Option granted pursuant to this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and to Employees who are not Employees of the Company or of a Subsidiary Corporation shall be Non-Qualified Stock Options.
         1.33    "OPTION AGREEMENT" shall have the meaning set forth in
Section 4.1.
         1.34 "OPTIONEE" shall mean an Employee or an Independent Director to whom an Option is granted under the Plan.
         1.35 "PLAN" shall mean The [1996]1 [1997]2 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries, as amended from time to time.
         1.36 "PROPERTY PARTNERSHIP" shall mean Ambassador Texas Partners, L.P., Ambassador I, L.P., Ambassador II, L.P., Ambassador III, L.P., Ambassador IV, L.P., Ambassador V, L.P., Ambassador VI, L.P., Ambassador VII, L.P., Ambassador VIII, L.P., Ambassador IX, L.P., Ambassador X, L.P., Ambassador XI, L.P.,
each of which is a limited partnership, and any other Operating Partnership Subsidiary designated as such by the Board.
         1.37 "PROPERTY PARTNERSHIP EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of a Property Partnership or any entity which is then a Property Partnership Subsidiary.
         1.38 "PROPERTY PARTNERSHIP PURCHASE PRICE" shall have the meaning set forth in Section 5.5(a).
         1.39 "PROPERTY PARTNERSHIP SUBSIDIARY" shall mean any corporation, partnership, or other entity (other than a Property Partnership) in an unbroken chain beginning with a Property Partnership if all of them in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or total combined voting power of all classes of stock or other interests in each of the others.
         1.40 "RETIREMENT" shall mean (a) an Employee's Termination of Employment upon or after attainment of age 65 and completion of five years of service with the Company and/or any other Employer or at such earlier time with the permission of the Committee, or (b) an Independent Director's Termination of Directorship upon or after attainment of age 65.
         1.41 "RULE 16B-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.
         1.42 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.
         1.43 "STOCK OWNERSHIP LIMIT" shall mean (a) the "Common Stock Ownership Limit" restrictions on ownership and transfer provided in the Company Charter; (b) the "Aggregate Stock Ownership Limit" restrictions on ownership and transfer provided in the Company Charter; and (c) any other restrictions on ownership or transfer set forth in the Company Charter.
         1.44 "SUBSIDIARY" shall mean a Company Subsidiary or an Operating Company Subsidiary (including, without limitation, any Property Partnership and Property Partnership Subsidiary).
         1.45 "SUBSIDIARY CORPORATION" shall mean a Company Subsidiary that qualifies as a subsidiary corporation within the meaning of Section 424(f) of the Code.
         1.46 "TEN PERCENT SHAREHOLDER" shall mean an Employee who owns (or is deemed to own by reason of the attribution rules of Section 424(d) of the
Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Company Subsidiary that is a Subsidiary Corporation.
         1.47 "TERMINATION OF DIRECTORSHIP" shall mean the time when an Optionee who was an Independent Director ceases to be a Director of the Company for any reason.
         1.48 "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between the Optionee and an Employer is terminated for any reason, other than (a) termination where there is a simultaneous reemployment or continuing employment of an Optionee by another Employer, and (b) at the sole and absolute discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship that does not exceed one year; provided, however, that, if an Employer ceases to qualify as same under the Plan as a result of a sale of stock or other interests or any similar event, a Termination of Employment of the Optionees who were employed by such Employer immediately prior to such cessation shall be deemed to have occurred. The Committee, in its sole and absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for Cause or a resignation by the employee for Good Reason, and all questions of whether particular leaves of absence shall constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, an Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
         1.49    GENDER AND NUMBER
                 Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

         2.1     SHARES SUBJECT TO PLAN
                 The shares of stock subject to Options shall be shares of Common Stock, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed [250,000](1) [1,600,000](2).

Notwithstanding anything herein to the contrary, no single Optionee may be granted Options in any year to purchase shares of Common Stock which, in the aggregate, exceed the Award Limit[, and the aggregate number of shares of Common Stock which may be issued upon exercise of Options granted in the first year of this Plan shall not exceed 450,000 (excluding the portion of any Option which has expired or has been canceled without having been fully exercised so long as the Optionee to whom such Option had previously been granted received no benefits of ownership of the underlying shares of Common Stock to which such Option related) and in the first and second years of this Plan shall not exceed 1,000,000 (excluding the portion of any Option which has expired or has been canceled without having been fully exercised so long as the Optionee to whom such Option had previously been granted received no benefits of ownership of the underlying shares of Common Stock to which such Option related)]2. The shares of Common Stock issuable upon exercise of an Option may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company.
         2.2     UNEXERCISED OPTIONS AND OTHER RIGHTS
                 If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be the subject of an Option granted hereunder so long as the Optionee to whom such Options had previously been granted received no benefits of ownership of the underlying shares of Common Stock to which such Options related.
         2.3     EFFECT OF CERTAIN EXERCISES
                 If any shares of Common Stock issuable pursuant to any Option are surrendered as a payment for the price due on the exercise of said Option, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan and shall not be considered Options that the Optionee with respect thereto received no benefits of ownership. In the event shares of Common Stock are withheld pursuant to Section 7.6 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 7.6 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan and shall not be considered Options that the Optionee with respect thereto received no benefits of ownership.

                                  ARTICLE III
                              GRANTING OF OPTIONS

         3.1     ELIGIBILITY
                 Employees eligible to participate in the Plan are those full or part-time officers and other Employees who are responsible for or contribute to the management, growth or profitability of the Company and the other Employers and who are selected from time to time by the Committee, in its sole and absolute discretion. Independent Directors shall be eligible to be granted Non-Qualified Stock Options.
         3.2     QUALIFICATION OF INCENTIVE STOCK OPTIONS
                 No Incentive Stock Option shall be granted unless such Option when granted qualifies as an "incentive stock option" under Section 422 of the Code, including, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the provisions of Section 422(c)(5) of the Code which provides that an Incentive Stock Option granted to a Ten Percent Shareholder must have an Option price of at least 110% of the Fair Market Value of the stock subject thereto on the date of grant and cannot have a term longer than five years. Options granted under the Plan to Employees who are not Employees of the Company or of a Subsidiary Corporation do not qualify as "incentive stock options" under Sections 422 of the Code. Unless the Committee in its sole discretion provides otherwise in the Option Agreement, if all or any portion of an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code (a) does not qualify as such when granted, such Option (or such portion) shall be treated as a Non-Qualified Option, and (b) qualified as an "incentive stock option" when granted but later no longer qualifies as such, such Option (or such portion) shall thereafter be treated as a Non-Qualified Stock Option. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary Corporation) exceed $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For these purposes, the Fair Market Value shall be determined as of the date of grant of the Option.
         3.3     GRANTING OF OPTIONS
                 (a)      Subject to availability of shares as provided under
         Section 2.1 and 7.2, the Committee shall from time to time, in its absolute discretion:

                          (i) Determine which Employees are key Employees and select from among the Independent Directors and the key Employees (including Independent Directors and Employees to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;
                          (ii) Determine the number of shares to be subject to such Options granted to the selected Independent Directors and key Employees;
                          (iii) Subject to Sections 3.1 and 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and
                          (iv) Determine the terms and conditions of such Options, consistent with this Plan, including, but not limited to, such terms and conditions as may be required by Section 162(m) of the Code.
                 (b) Upon the selection of an Independent Director or a key Employee to be granted an Option, the Committee shall instruct the Secretary (or other authorized officer of the Company) to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its sole and absolute discretion and on such terms as it deems appropriate, require as a condition to the grant of an Option to an Independent Director or an Employee that the Independent Director or Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to such Independent Director or Employee under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.
                 (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code; provided, however, that prior to such modification the Committee must obtain a written consent of the Optionee relating to such modification.

                                   ARTICLE IV
                                TERMS OF OPTIONS

         4.1     OPTION AGREEMENT
                 Each Option shall be evidenced by a written Option Agreement (the "Option Agreement"), which shall be executed by the Optionee and an authorized officer of the Company (and in the case of an Option granted to an Employee, his Employer, if different), and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
         4.2     OPTION PRICE
                 Subject to Section 3.2, the price per share of the shares subject to each Option shall be set by the Committee in its sole and absolute discretion; provided, however, that such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.
         4.3     OPTION TERM
                 Subject to Section 3.2, the term of an Option shall be set by the Committee in its sole and absolute discretion; provided, however, that such term shall not be more than ten years from the date the Option is granted. The last day of the terms of the Option shall be the Option's Expiration Date.
         4.4     OPTION VESTING
                 (a) No Option may be exercised in whole or in part until it has vested or otherwise becomes exercisable in accordance with the terms of this Plan and the Option Agreement pursuant to which such Option was granted.
                 (b) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be determined by the Committee in its sole and absolute discretion and set forth in the Option Agreement, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted and that such Option may vest in one or more installments. At any time after grant of an Option to an Optionee, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which all or any portion of an Option granted to an Optionee vests or becomes exercisable.
                 (c) Upon an Employee's Termination of Employment for Cause, any and all Options held by such Employee (whether or not vested or exercisable) shall be forfeited and shall immediately terminate effective with such Termination of Employment; provide, however, that the Committee may in its sole discretion provide that all or a part of any Option, to the extent exercisable as of such date, can be exercised for a period of up to one month from the date of Termination of Employment.
                 (d) The portion of any Option granted to an Employee that has not vested and become exercisable upon the Employee's Termination of Employment shall be forfeited and shall immediately terminate effective with such Termination of Employment; provided, however, that in the sole discretion of the Committee, the Option Agreement with respect to an Employee may provide that the unvested portion of any Option shall immediately become vested and exercisable (in whole or in part) in the event of a Change in Control, the Employee's Termination of Employment by reason of his Disability, by the Employer not for Cause, by the Employee for Good Reason, as a result of the Employee's Retirement, or if the Employee dies while an Employee.
                 (e) Upon an Independent Director's Termination of Directorship for Cause, any and all Options held by such Independent Director (whether or not vested or exercisable) shall be forfeited and shall immediately terminate effective with such Termination of Directorship; provided, however, that the Committee may in its sole discretion provide that all or a part of any Option, to the extent exercisable as of such date, can be exercised for a period of up to one month from the date of Termination of Directorship.
                 (f) The portion of any Option granted to an Independent Director that has not vested and become exercisable upon the Director's Termination of Directorship shall be forfeited and shall immediately terminate effective with such Termination of Directorship; provided, however, that in the sole discretion of the Committee, the Option Agreement with respect to an Independent Director may provide that the unvested portion of any Option shall immediately become vested and exercisable (in whole or in part) in the event of a Termination of Directorship for any reason other than Cause.
         4.5     EXERCISE OF OPTION AFTER TERMINATION OF EMPLOYMENT OR
                 DIRECTORSHIP
                 (a) An Option granted to an Employee may be exercised only while the Optionee is an Employee; provided, however, that the Committee may determine in its sole discretion and an Option Agreement may provide that an Option granted to an Employee may be exercised, to the extent that the Optionee could have done so immediately preceding the Optionee's Termination of Employment (and to the extent, if any, such Option became exercisable under the Option Agreement as a result of such termination), subsequent to such Optionee's Termination of Employment, subject to the following limitations:
                          (i) If the Optionee dies while an Employee, the Optionee's Beneficiary may exercise the Option not later than 12 months after the Optionee's death; or
                          (ii) If the Optionee's Termination of Employment is due to the Optionee's Disability or Retirement, the Optionee (or the Optionee's personal representative) may exercise the Option no later than 12 months after such termination; or
                          (iii) If the Optionee's Termination of Employment is for any reason other than those set forth in (i) or (ii) above and is not for Cause, the Optionee may exercise the Option within three months after such termination; or
                          (iv)    If the Optionee dies during a period
                 described in clause (ii) or (iii) above for the exercise of an Option after the Optionee's Termination of Employment, the Optionee's Beneficiary may exercise such Option no later than the expiration of such extended period; or
                          (v) If the Optionee's Termination of Employment is for Cause, the Optionee may not exercise any portion of the Option thereafter except to the extent and at the times permitted by the Committee in accordance with Section 4.4(c); and
                          (vi) Notwithstanding (i) through (v) above or anything in an Option Agreement or the Plan to the contrary,
                 (A) at any time after the grant of an Option to an Employee, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions it selects, may provide that the Option may be exercised after the relevant extended period set forth above, and (B) no Option may be exercised later than its Expiration Date in any circumstances.
                 (b) An Option granted to an Independent Director may be exercised only while the Optionee is an Independent Director; provided, however, that the Committee may determine in its sole discretion and an Option Agreement may provide that an Option granted to an Independent Director may be exercised, to the extent that the Optionee could have done so immediately preceding the Optionee's Termination of Directorship (and to the extent, if any, such Option became exercisable under the Option Agreement as a result of such termination), subsequent to such Optionee's Termination of Directorship, subject to the following limitations:
                          (i) If the Optionee dies while a Director, the Optionee's Beneficiary may exercise the Option within 12 months after the Optionee's death; or

                          (ii) If the Optionee's Termination of Directorship is due to Disability or Retirement, the Optionee (or the Optionee's personal representative) may exercise the Option no later than 12 months after such termination; or
                          (iii) If the Optionee's Termination of Directorship is for any reason other than those set forth in (i) or (ii) above and is not for Cause, the Optionee may exercise the Option within three months after such termination; or
                          (iv)    If the Optionee dies during a period
                 described in clause (ii) or (iii) above for the exercise of an Option after the Optionee's Termination of Directorship, the Optionee's Beneficiary may exercise such Option no later than the expiration of such extended period; or
                          (v) If the Optionee's Termination of Directorship is for Cause, the Optionee may not exercise any portion of the Option thereafter except to the extent and at the times permitted by the Committee in accordance with Section 4.4(e); and
                          (vi) Notwithstanding (i) through (v) above or anything contained in an Option Agreement or the Plan to the contrary, (A) at any time after the grant of an Option to an Independent Director, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions its selects, may provide that the Option may be exercised after the relevant extended period set forth above, and (B) no Option may be exercised later than its Expiration Date in any circumstances.
         4.6     LIMITATION IN TERMS OF OPTION
                 The Company shall not grant an Option which, and no Option shall be exercisable to the extent that it, will, or is likely to, result in a violation of Section 5.10.

                                   ARTICLE V
                              EXERCISE OF OPTIONS

         5.1     PARTIAL EXERCISE
                 An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.
         5.2     MANNER OF EXERCISE
                 All or a portion of an exercisable Option shall be deemed exercised upon:
                 (a) Delivery of all of the following to the Secretary of the Company or his office (or his delegate):

                          (i)     A written notice complying with the
                 applicable rules established by the Committee, stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or a portion thereof, and a copy thereof shall be delivered at the same time to the Operating Partnership with respect to an Operating Partnership Employee and to the Property Partnership with respect to a Property Partnership Employee;
                          (ii) Such representations and documents as the Committee, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The
                 Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop- transfer notices to agents and registrars; and
                          (iii)   In the event that the Option shall be
                 properly exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
                 (b) Full payment in cash, by certified or bank check or other instrument acceptable to the Committee for the shares with respect to which the Option, or portion thereof, is being exercised to:
                          (i) the Secretary of the Company (with respect to an Option of an Independent Director and a Company Employee);
                          (ii) the Operating Partnership (with respect to an Option of an Operating Partnership Employee); or
                          (iii) the Property Partnership (with respect to Options of a Property Partnership Employee).

         Notwithstanding the preceding sentence, at the sole and absolute discretion of the Committee, the terms of an Option granted to any Employee may with the approval of the Committee, in its sole and absolute discretion:
                          (A) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee duly endorsed for transfer with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or the portion thereof intended to be paid through the delivery of shares of Common Stock; or
                          (B) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon the exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or the portion thereof intended to be paid through the delivery of shares of Common Stock, including a "cashless exercise"; or
                          (C) (x) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised,
                 (y) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration, or (z) allow payment through any combination of the consideration provided in clauses (A), (B) and (C).
         5.3     TRANSFER OF SHARES TO A COMPANY EMPLOYEE OR INDEPENDENT
                 DIRECTOR
                 Subject to Section 5.7, as soon as practicable after receipt by the Company, pursuant to Section 5.2(b)(i), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an Independent Director or a Company Employee (or any Beneficiary thereof), the Company shall transfer to the Optionee the number of shares to which such Optionee is entitled upon such exercise.
         5.4     TRANSFER OF SHARES TO AN OPERATING PARTNERSHIP EMPLOYEE
                 Subject to Section 5.7, as soon as practicable after receipt by the Operating Partnership pursuant to Section 5.2(b)(ii), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an Operating Partnership Employee (or any Beneficiary thereof), with respect to each such exercise:
                 (a) the Company shall sell to the Operating Partnership and the Operating Partnership shall purchase the number of shares for which such Option is being exercised for an aggregate purchase price (the "Operating Partnership Purchase Price") equal to the product of
         (i) the number of such shares multiplied by (ii) the Fair Market Value of a share of Common Stock on the date of the exercise; and
                 (b) the Operating Partnership shall sell such shares to the Optionee in return for the amount of the payment made by the Optionee to the Operating Partnership pursuant to Section 5.2(b). 5.5 TRANSFER OF SHARES TO A PROPERTY PARTNERSHIP EMPLOYEE
                 Subject to Section 5.7, as soon as practicable after receipt by a Property Partnership, pursuant to Section 5.2(b)(iii), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is a Property Partnership Employee (or any Beneficiary thereof), with respect to each such exercise:
                 (a) the Company shall sell to the Property Partnership and the Property Partnership shall purchase the number of shares of Common Stock for which such Option is being exercised for an aggregate purchase price (the "Property Partnership Purchase Prices") equal to the product of (i) such number of shares multiplied by (ii) the Fair Market Value of a share of Common Stock on the date of exercise; and
                 (b) the Property Partnership shall sell such shares to the Optionee in return for the amount of the payment made by the Optionee to the Property Partnership pursuant to Section 5.2(b).
         5.6     TRANSFER OF PAYMENT TO THE PARTNERSHIP
                 As soon as practicable after receipt by the Company with respect to the exercise of any Option, or portion thereof, of the amount described in Section 5.2(b)(i), the Operating Partnership Purchase Price or the Property Partnership Purchase Price, the Company shall transfer to the Operating Partnership an amount of cash equal to such payment and the Operating Partnership shall issue additional Common Units to the Company corresponding to the number of shares of Common Stock issuable upon the exercise of the relevant Option multiplied by a fraction, the numerator of which is one and the denominator of which is the Exchange Factor in effect on the date of such transfer.
         5.7     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES
                 No certificate or certificates for shares of stock purchased upon the exercise of any Option, or portion thereof, shall be required to be issued prior to fulfillment of all of the following conditions:
                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;
                 (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;
                 (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and
                 (e) The receipt of full payment for such shares, including payment of any applicable withholding tax in accordance with
         Section 7.6.
         5.8     RIGHTS AS STOCKHOLDERS
                 The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued to such holders.
         5.9     OWNERSHIP AND TRANSFER RESTRICTIONS
                 Shares acquired through the exercise of an Option shall be subject to the restrictions on ownership and transfer set forth in the Company Charter. The Committee, in its sole and absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate in order to preserve the qualification of the Company as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within either of (a) two years from the date of granting such Option to such Employee or (b) one year after the transfer of such shares to such Employee. Any such restriction or notice requirement shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.
         5.10    RESTRICTIONS ON EXERCISE OF OPTION
                 An Option is not exercisable if, in the sole and absolute discretion of the Committee, the exercise of such Option would likely result in any of the following:
                 (a) The Optionee's ownership of Capital Stock being in violation of the Stock Ownership Limit; or
                 (b) Income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.
                 Notwithstanding any other provision of this Plan, the Optionee shall have no rights under this Plan to acquire Options or Common Stock which would otherwise be prohibited under the Company Charter.


                                   ARTICLE VI
                                 ADMINISTRATION

         6.1     COMMITTEE
                 The Committee shall consist solely of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is not then an Employee and each of whom is both a "Non-Employee Director" as defined by Rule 16b-3 and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code; provided, however, that if one or more of the members of the Committee does not qualify as such a "Non-Employee Director" or "outside director" at the time any Option is granted, such Option nevertheless shall be deemed to be properly authorized and issued under the Plan and shall remain in full force and effect subject to the other terms and conditions contained in the Plan and the relevant Option Agreement. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
         6.2 DUTIES AND POWERS OF COMMITTEE; BOARD RATIFICATION OF GRANTS It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Notwithstanding any other provision of this Plan to the contrary, the Board, in establishing or authorizing any committee of the Board to act as the Committee, may require that any or all of the grants of Options by the Committee with respect to the Plan be subject to ratification by the Board and/or another committee of the Board.
         6.3     MAJORITY RULE
                 The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         6.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee or Board incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and the Company's officers and Directors and all other persons charged with responsibility for administering the Plan shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all persons, including the Optionees and the Employers. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
         6.5     DELEGATION OF AUTHORITY
                 The Committee may, in its sole and absolute discretion, delegate to the Chief Financial Officer, the Secretary or any other proper officer of the Company, or more than one of them, any or all of the administrative duties and authority of the Committee under this Plan, other than the authority to make grants or awards under this Plan to Employees who are directors or officers of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company's stockholders under the Exchange Act, to determine the price, timing or amount of such grants or awards or to determine any other matter required by Rule 16b-3 or Code Section 162(m) to be determined in the sole and absolute discretion of the Committee.
         6.6     NO LIABILITY
                 No member of the Board or the Committee, Director, officer of the Company or other Employee shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person with respect to this Plan so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.
         6.7     INDEMNIFICATION
                 To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers of the Company and the Employees shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1     NOT TRANSFERABLE
                 Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that, subject to the Stock Ownership Limit, an Optionee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death, and, with respect to Non-Qualified Stock Options, the Committee, in its sole discretion, may provide in the Option Agreement that the Optionee may transfer, without consideration of the transfer, all or a portion of his Options to members of his immediate family (i.e., children, grandchildren or spouse), to trusts for the benefit of immediate family members, to partnerships in which such family members are the only parties and to charitable institutions; provided, however, prior to any such transfer, the Optionee shall deliver written notice to the Company describing in reasonable detail the proposed transfer together with an opinion of counsel which (to the Company's satisfaction) is knowledgeable in securities law matters to the effect that such transfer and the ownership and exercise of such Option by the proposed transferee, taking into account any covenants or restrictions mutually agreeable to the Company, the Optionee and the proposed transferee, may be effected without registration under the Securities Act of the Option or the Common Stock issuable upon exercise thereof. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or, if provided in the Option Agreement, to an immediate family member, to trusts for the benefit of immediate family members, to partnerships in which such family members are the only parties and to charitable institutions, as provided above. Except as provided in this Section 7.1 and the Option Agreement, an Option shall be exercised during the Optionee's lifetime only the Optionee or his guardian or legal representative.
         7.2     AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN
                 This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Furthermore, without approval of the Company's stockholders given with 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 7.3, materially increase the limits imposed in
Section 2.1 on the maximum number of shares which may be issued under this Plan, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or otherwise materially increase the benefits accruing to participants under the Plan and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Option may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:
                 (a) the expiration of ten years from the date the Plan is adopted by the Board; or
                 (b) the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.5.
         7.3     CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY
                 In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, by reason of recapitalization, reclassification, stock split up, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares of stock for the purchase of which Options may be granted, including adjustments of the limitation in Section 2.1 (and, to the extent permitted under Section 162(m) of the Code, the Award Limit) on the maximum number and kind of shares of stock which may be issued.
                 In the event of such a change or exchange other than by reason of reorganization (and other than for stock or securities of another corporation, which shall be subject to the provisions of Section 7.4), the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares of stock as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares of stock, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).
                 Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.
                 In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee may, in its sole and absolute discretion, make an appropriate and equitable adjustment to the Option price to reflect such diminution.
         7.4     MERGER OF THE COMPANY
                 In the event of the merger or consolidation of the Company with or into another corporation or other entity, the exchange of all or substantially all of the assets of the Company for the securities of another or other entity, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:
                 (a) At the sole and absolute discretion of the Committee, the terms of an Option may provide that it may not be exercised after such event; and
                 (b) In its sole and absolute discretion, and on such terms as it shall deem appropriate, the Committee may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option shall be exercisable as to all shares of stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement evidencing such Option.
         7.5     EFFECTIVE DATE; APPROVAL OF PLAN BY STOCKHOLDERS
                 Subject to the approval of the Company's stockholders (by the holders of a majority of the shares of the Company present or represented and entitled to vote at the meeting at which the Plan is considered), the Plan shall be effective as of [December 19, 1996](1) [January 1, 1997](2) and shall continue in effect thereafter until terminated or suspended by the Committee. Options may be granted prior to such stockholder approval, provided, however, that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further, that all Options granted under this Plan shall be canceled and become null and void and of no effect, retroactive to the date of grant, and the Plan shall be null and void and of no effect, retroactive to the date of Board approval, in the event the Plan is not approved by Company's stockholders prior to the first anniversary of its approval by the Board. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.
         7.6     TAX WITHHOLDING
                 Each Optionee shall, no later than the date as of which the value of any shares received upon the exercise of an Option first becomes includable in gross income for federal income tax purposes, pay or make arrangements satisfactory to the Committee regarding payment of any sums required by federal, state or local tax law to be withheld with respect to such Option. The Committee may, in its sole and absolute discretion, allow such Optionee to elect to have shares of Common Stock withheld (or allow the return of shares of Common Stock) having a Fair Market Value equal to all or a portion of the sums required to be withheld. If, as allowed by the Committee, the Optionee elects to have shares of Common Stock withheld (or allow the return of shares of Common Stock) having a Fair Market Value equal to all or a portion of the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will equal to the Fair Market Value of such shares (less any costs or taxes associated with the sale of such shares) on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the Tax Date, (b) the election must be irrevocable, (c) the election shall be subject to the disapproval of the Committee, (d) if the person is an officer of the Company within the meaning of
Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder, and (e) any stock ownership resulting from such withholding shall not violate the Stock Ownership Limit set forth in the Company Charter.
         7.7     LOANS
                 The Committee may, in its sole and absolute discretion, extend one or more loans to Optionees in connection with the exercise of Options granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.
         7.8     LIMITATIONS APPLICABLE TO SECTION 16 PERSONS
                 Notwithstanding any other provision of this Plan, any Option granted to an Optionee who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) the compliance with which is necessary for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by the reference and made part of this Plan.
         7.9     EFFECT OF PLAN UPON OPTIONS AND OTHER COMPENSATION PLANS
                 The adoption of this Plan shall not affect any other compensation or incentive plans established by the Company, the Operating Partnership, the Property Partnerships or any other Employer. Nothing in this Plan shall be construed to limit the right of any of them (a) to establish any other forms of incentives or compensation for their employees and directors or
(b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not limited to the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.
         7.10    COMPLIANCE WITH LAWS
                 This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock upon the exercise of Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.
Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
         7.11    TITLES
                 Titles are provided herein for convenience only and are not intended to be the basis for interpretation or construction of this Plan.

         7.12    GOVERNING LAW
                 This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Illinois without regard to conflicts of laws thereof.






















(1) Provision contained in the 1996 Stock Incentive Plan, as amended March 20, 1997

(2)  Provision contained in the 1997 Stock Incentive Plan.

                     [Form of Proxy Card for Common Stock]

                                     PROXY

                          AMBASSADOR APARTMENTS, INC.
               Proxy Solicied on behalf of the Board of Directors
             Annual Meeting of Stockholders to be held May 15, 1997

I, the undersigned stockholder of Ambassador Apartments, Inc. (the "Company"), hereby appoint David M. Glickman and Adam D. Peterson, or either of them, the true and lawful attorney of the undersigned, and to vote as designated on the reverse side of this proxy card, all the shares of Common Stock of the Company at the Annual Meeting of Stockholders to be held on May 15, 1997 or any adjournment(s) thereof as the undersigned might or could do if personally present.

                  (Continued and To Be Signed on Reverse Side)


                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                          AMBASSADOR APARTMENTS, INC.

                                  May 15, 1997

[X] Please mark your votes as in this example.

1.  Election of Directors.
    FOR     WITHHOLD         For, except vote withheld from the
    [ ]         [ ]          following nominee(s):

                             __________________________________

    Nominees:
    To elect each of the following nominees as directors of the Company to the class whose term will expire in 2000:
       Norman R. Bobins
       Michael W. Reschke
    To elect the following nominee as a director of the Company to the class whose term will expire in 1998: Debra A. Cafaro

2.  Approval of the Amendment to the 1994 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

3.  Approval of the 1996 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

4.  Approval of the 1997 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

5. In their discretion on any other item of business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. This proxy will be voted as directed, but where no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4.

SIGNATURE(S)____________________________       DATE________________
Note:    Please sign as name appears hereon.  Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                [Form of Proxy Card for Class A Preferred Stock]

                                     PROXY

                          AMBASSADOR APARTMENTS, INC.
               Proxy Solicied on behalf of the Board of Directors
             Annual Meeting of Stockholders to be held May 15, 1997

I, the undersigned stockholder of Ambassador Apartments, Inc. (the "Company"), hereby appoint David M. Glickman and Adam D. Peterson, or either of them, the true and lawful attorney of the undersigned, and to vote as designated on the reverse side of this proxy card, all the shares of Class A Preferred Stock of the Company at the Annual Meeting of Stockholders to be held on May 15, 1997 or any adjournment(s) thereof as the undersigned might or could do if personally present.

                  (Continued and To Be Signed on Reverse Side)



                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                          AMBASSADOR APARTMENTS, INC.

                                  May 15, 1997

[X] Please mark your votes as in this example.

1.  Election of Directors.
    FOR     WITHHOLD         For, except vote withheld from the
    [ ]         [ ]          following nominee(s):

                             __________________________________

    Nominees:
    To elect each of the following nominees as Common Directors of the Company to the class whose term will expire in 2000:
             Norman R. Bobins
             Michael W. Reschke
    To elect the following nominee as a Common Director of the Company to the class whose term will expire in 1998:
             Debra A. Cafaro
    To elect the following nominee as a Class A Director of the Company to the class whose term will expire in 2000:
             Matthew W. Kaplan
2.  Approval of the Amendment to the 1994 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

3.  Approval of the 1996 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

4.  Approval of the 1997 Stock Incentive Plan.
    FOR              AGAINST              ABSTAIN
    [ ]                [ ]                  [ ]

5. In their discretion on any other item of business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. This proxy will be voted as directed, but where no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4.

SIGNATURE(S)____________________________       DATE________________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.